THE MASTERS' SELECT FUNDS




                               [GRAPHIC OF STEPS]




                           ANNUAL REPORT
                           THE MASTERS' SELECT EQUITY FUND
                           THE MASTERS' SELECT INTERNATIONAL FUND
                           THE MASTERS' SELECT VALUE FUND

                           DECEMBER 31, 2001




                        LITMAN/GREGORY FUND ADVISORS, LLC



                           WWW.MASTERSSELECTFUNDS.COM

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds' ideal portfolio holdings.

The Masters' Select Funds

[GRAPHIC OF STEPS]

CONTENTS

Letter to Shareholders                                                         1

Masters' Select Equity Fund
  Equity Fund Review                                                           7
  Equity Fund Managers                                                        13
  Equity Fund Stock Highlights                                                14
  Equity Fund Schedule of Investments                                         18

Masters' Select International Fund
  International Fund Review                                                   20
  International Fund Managers                                                 26
  International Fund Stock Highlights                                         27
  International Fund Schedule of Investments                                  30

Masters' Select Value Fund
  Value Fund Review                                                           32
  Value Fund Managers                                                         37
  Value Fund Stock Highlights                                                 38
  Value Fund Schedule of Investments                                          41

Statements of Assets and Liabilities                                          43

Statements of Operations                                                      44

Statements of Changes in Net Assets
  Equity Fund                                                                 45
  International Fund                                                          46
  Value Fund                                                                  47

Financial Highlights
  Equity Fund                                                                 48
  International Fund                                                          49
  Value Fund                                                                  50

Notes to Financial Statements                                                 51

Report of Independent Accountants                                             58

Trustee and Officer Information                                               59

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

DEAR FELLOW SHAREHOLDER:

On the final day of 2001 the Masters' Select Fund Family reached its fifth birthday. As we reflect on the last five years we believe it is important to remember our original objectives with respect to Masters' Select Equity, which we also apply to Masters' Select International and Masters' Select Value. In our first report to shareholders in 1997 we began the performance discussion as follows:

     THE PRIMARY OBJECTIVE OF EACH OF YOUR FUND'S STOCK PICKERS IS TO DELIVER SUPERIOR LONG-TERM PERFORMANCE. SHORT-TERM PERFORMANCE IS OF LESS CONCERN. WE BELIEVE THAT A DISCIPLINED, PATIENT APPROACH TO INVESTING IS A CRITICAL ELEMENT TO ACHIEVING LONG-TERM SUCCESS. IT'S WHAT ALLOWS OUR STOCK PICKERS TO ACT ON THEIR CONVICTIONS EVEN IN PERIODS WHEN MARKET PSYCHOLOGY MAY TEMPORARILY LEAD TO A DISCONNECT BETWEEN UNDERLYING COMPANY FUNDAMENTALS AND STOCK PERFORMANCE...PATIENCE DRAWN FROM A HIGH LEVEL OF CONVICTION SHOULD ALLOW EACH STOCK PICKER TO TOUGH OUT TEMPORARY PERIODS OF UNDERPERFORMANCE.

At the time we wrote this little did we know that our reference to the temporary disconnect between fundamentals and stock prices would become an extreme reality a few years later. As it turns out, the late 1990s and early 2000 will go down in investment lore as one of the biggest stock market bubbles on record. And we all know it ended badly with the Nasdaq Composite losing over 60% of its value. Worse yet were the tragic events of September 11, 2001, which also served to remind us that the world is a risky place and that things can come out of nowhere to impact the economy and business fundamentals as well as trigger a temporary emotional response from investors. Through it all, our commitment and the commitment of our stock pickers to long-term, fundamentally based investing has been a constant. The stock pickers in each of the Masters' Select Funds have stayed true to this principal and we believe that has played a part in the excellent inception-to-date performance of all three Masters' Select funds. And, we believe this performance continues to be highly supportive of the still unique Masters' Select concept as an extremely effective way to successfully capture the potential benefits of active management. We believe the evidence is compelling because not only has our oldest fund, Masters' Select Equity performed extremely well compared to its benchmarks and peers, but each subsequent Masters' Select Fund has delivered similar benchmark beating performance.

LONG-TERM PERFORMANCE RELATED FACTS

We have high expectations for continued strong, LONG-TERM performance of all three of our Masters' Select Funds. These expectations are based on:

     1. OUR CONFIDENCE IN EACH FUND'S STOCK PICKERS, WHO WE BELIEVE, BASED ON OUR RESEARCH, ARE EXCEPTIONALLY SKILLED.

     2. THE MASTERS' SELECT CONCEPT, WHICH REQUIRES EACH STOCK PICKER TO RUN A VERY CONCENTRATED PORTFOLIO OF THEIR HIGHEST CONVICTION STOCKS. We believe our managers are capable of delivering better performance over the long run by focusing on not more than their 15 highest conviction stocks rather than a more typical diversified portfolio.

                                                               Fund Summary    1

     3. THE DIVERSIFICATION ACHIEVED BY THE USE OF MULTIPLE MANAGERS IN EACH FUND SMOOTHES OUT PERFORMANCE AND MAKES IT EASIER FOR EACH STOCK PICKER TO DO HIS JOB WITHOUT ANY SHORT-TERM PERFORMANCE PRESSURES. They also don't need to worry about the volatility of their very concentrated individual portfolio because it is only part of a more diversified overall fund portfolio.

We believe investment performance must be judged relative to the financial market environment in which it occurred. In the 1970s, when the S&P 500 delivered a 5.9% average annual return, a stock picker who delivered a 15% return did a spectacular job. However, in the 1990's when the S&P 500 returned 18.2%, the same conclusion would not necessarily hold for the same stock picker, who delivered the same absolute return. OUR OBJECTIVES ARE, OVER THE LONG RUN, TO DO BETTER THAN WHAT THE MARKET GIVES US AND IN DOING SO ADD VALUE VERSUS A PASSIVE INVESTMENT STRATEGY (INDEXING) AND ALSO VERSUS THE MAJORITY OF ACTIVE MANAGERS. We mention the long-term repeatedly because we believe the structure of Masters' Select and the skills of each fund's managers greatly increase the odds of success as long as they are given time to play out. In contrast, our funds will not always perform well over short time periods. Each Masters' Select fund has.experienced short periods of several months or longer during which it underperformed its benchmark. And, it will happen again. It is not realistic for any stock picker to expect to beat his or her benchmark over all periods. But for investors who stick with Masters' Select LONG-TERM, while there are obviously no guarantees, we are far more confident in our belief that each Fund will be able to continue to do what they have done so far. And that is to beat their benchmarks and rank highly in their respective peer groups. Despite a bear market environment over the past two years that has been tough on equity investors and had an impact on Masters' Select, we are extremely pleased with what we have been able to deliver for shareholders OVER THE LIFE OF EACH FUND. We hope you are as well. Consider the following performance related facts:

* First and foremost all three funds have outperformed their index benchmarks by wide margins since their inceptions. See the sections in this report on each individual fund for the details.

*    Compared to their peer groups each fund has performed very well:

     -> Masters' Select Equity is a top quartile performer since inception five years ago compared to the Lipper Multi-Cap Core peer group.(1)

     -> Masters' Select International, our second fund, is in the top 3% of its Lipper International Fund peer group since its inception four years and one month ago.(2)

     -> Masters' Select Value, our youngest fund, is in the top 34% of its Lipper Multi-Cap Value peer group over its 18-month life.(3)

(1) Lipper percentile performance rankings for the year ended December 31, 2001 for Masters' Select Equity Fund is 42 out of 374 funds and since inception (December 31, 1996) is 31 out of 139 funds in the Lipper Multi-Cap Core category.

(2) Lipper percentile performance rankings for the year ended December 31, 2001 for Masters' Select International Fund is 178 out of 759 funds and since inception (December 1, 1997) is 13 out of 396 funds in the Lipper International Fund category.

(3) Lipper percentile performance rankings for the year ended December 31, 2001 for Masters' Select Value Fund is ranked 30 out of 461 funds and since inception (June 30, 2000) is 153 out of 447 funds in the Lipper Multi-Cap Value category.

2    The Masters' Select Funds

* Perhaps most impressive is that there are a total of 14 separate manager sub-portfolios across the three funds. AND IN EACH CASE THE CURRENT MANAGER HAS OUTPERFORMED HIS BENCHMARK, NET OF ALLOCATED EXPENSES, DURING HIS TENURE ON MASTERS' SELECT. Knowing that most professional managers are unable to beat their passive index benchmarks over the long run, we believe this is a remarkable accomplishment.

2001 DEVELOPMENTS

PERFORMANCE: The good news is that each fund beat its benchmarks with Equity and Value outperforming by sizable margins. That said, it's tough to get too excited about performance when it is negative, as was the case for Masters' Select International, which lost almost 18% of its value. That the fund was in the top quartile of its peer group for the year underscores how tough of a year it was for dollar-based investors invested in foreign stocks. Masters' Select Equity also was in the red by just over 2%. However, it managed to deliver a positive return over the past two years, a period during which all its benchmarks were down in double-digit territory. Masters' Select Value returned over 9% on the year. As we've said merely losing less than a benchmark still doesn't take the sting away from losses. However, it is important to understand that good long-term records are built with contributions during bear markets, not just bull markets - as the Nasdaq collapse has shown. Losing less than the market is one way that helps to build a solid long-term record. And the fact remains that each Masters' Select fund has delivered excellent relative and absolute returns over its full life despite the bear market. Please see the section of this report covering each fund for more detail.

MANAGERS: Our third quarter shareholder letter provided updates on several manager developments.

* We updated our due diligence work on David Winters and the Franklin Mutual team. We did this because of the transition of Larry Sondike's role in the organization to a hedge fund focus that meant that he would no longer be responsible for a portion of the Masters' Select Value Fund. After numerous meetings with members of the team and lots of time spent with Winters, their new Chief Investment Officer (he'd been with the firm since the late 1980s), we came away impressed and confident that maintaining the relationship was the right thing to do. We came to this conclusion despite the availability of another high profile, very skilled value manager who we know well.

* We announced that Helen Young Hayes would no longer be part of the Masters' Select International team. Changes in her demands at Janus over the years made this no longer an ideal fit. We chose to allocate Hayes' portion of the portfolio to the remaining four managers. This allowed us to achieve a slightly improved style balance (more style neutral, somewhat less growth oriented). Though performance had nothing to do with this change, as we noted in our quarterly report, Hayes' performance was a slight drag on the performance for the overall fund.

TAXES: We, and the Masters' stock pickers were very attentive to tax considerations during 2001 (as we have been in the past). The fact that most of 2001 was a bear market year offered one silver lining. It allowed our managers to minimize the capital gain distributions

                                                               Fund Summary    3
in each fund. The total income and gain distribution was less than 1% for each fund. Moreover, Masters' Select International now has a loss carryover of almost 10% of assets going into 2002 and Masters' Select Equity has a loss carryover of 3.5% of assets. This means that these losses can be used to offset gains triggered in the future. This will effectively reduce taxable gains from what they would have otherwise been.

It is worth mentioning again that our goal is not "tax efficiency" per se. Our goal is to deliver higher pre-tax and after-tax returns than our benchmarks. All the attention towards tax efficiency has led, in our opinion, to an overemphasis on this as an end in itself. The fact remains that it is after-tax return that matters to taxable investors. Great tax efficiency does not necessarily equate to great performance. It takes good pre-tax returns, as a starting point, to get to good after-tax returns. We address this more directly in our discussions of each of our funds but we can say that each Masters' Select Fund has delivered benchmark-beating performance on a pre-tax and after-tax basis.

EXPENSES: In 2001, for the first time, expenses did not decline for Masters' Select Equity or Masters' Select International. Both funds experienced a very tiny expense increase of (.0002) and (.0001), respectively. This was partly because the bear market took the average net assets of each fund lower and caused our fixed expenses to be spread across a lower asset base. Longer-term both funds should experience small expense reductions as assets grow again. The Value Fund is our newest fund and partly for that reason experienced material asset growth relative to its beginning of the year asset level. The asset growth drove a sharp drop in expenses from 1.7% in 2000 to 1.35% in 2001. Expenses should continue dropping as this fund continues to grow off of what is still a fairly small asset base.

MEDIA EXPOSURE: The Masters' Select Funds were the subject of many favorable mentions and a number of feature articles in the financial and business press during the year. Some of these were mentioned in our earlier letters. Since the middle of 2001 feature articles have appeared in BusinessWeek (It's Tough To Find Fund Whizzes by Bob Barker, 12/17/01) and Investors Business Daily (Masters' Select Funds Sparkle With Stars by Dan Moreau, 7/26/01) to go along with features in BusinessWeek, Barron's, Kiplinger's Personal Finance and Louis Rukeyser's mutual fund newsletter in the first half of the year. There have also been a number of broader feature stories on Litman/Gregory that incorporated mentions of Masters' Select including, The Wall Street Journal (Insights From a Fund Expert by Jonathan Clements, 5/6/01), Kiplinger's Personal Finance (Talent Scout by Manny Schiffres, 9/01) and Barron's (Talent Scout by Neil Martin, 1/7/02).

THE MASTERS' SELECT PHILOSOPHY AND OUR COMMITMENT TO SHAREHOLDERS

It's our hope (and belief) that together with our subadvisors, our collective determination and ability to continue to execute the Masters' Select philosophy will allow us to maintain our success level relative to the financial markets for many years to come.

At Litman/Gregory Fund Advisors we remain committed to doing all we can to make each Masters' Select Fund a highly satisfying long-term investment for shareholders. In

4    The Masters' Select Funds
following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, is our commitment to the Masters' Select concept.

* Our follow through includes our commitment to only hire managers who we strongly believe can deliver superior returns going forward and to base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills but also to evaluate their ability to perform well within a concentrated portfolio format.

* Our commitment also includes our ongoing monitoring of our managers to ensure that they are staying true to their Masters' Select mandate. In doing so it requires us to focus on long-term performance so that our stock pickers will not be distracted by short-term performance pressure.

Second is our commitment to doing all we can to ensure that the framework within which our stock pickers do their work offers them the best chance for them to excel.

* This includes our commitment to shut down each fund at an asset level that locks in lots of flexibility for our stock pickers. Masters' Select Equity will shut down at $750 million and Masters' Select International at $1 billion. These are extremely low closing levels in the mutual fund world today.

* The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest without worry that the potential volatility within his portfolio will be directly felt by the fund's shareholders. The multi-manager structure ensures the diversification necessary to temper the volatility of each individual sub-portfolio.

* We also work hard to discourage short-term speculators so that cash flows into the fund are not volatile forcing our managers to sell stocks at inopportune times. This is the sole reason for the sixth month redemption fee that is paid back into the fund for the benefit of shareholders.

Third is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

* We've remained attentive to fund overhead and whenever we have achieved savings we have passed them through to shareholders. For example, we have had several manager changes that resulted in lower subadvisory fees to the funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

* We also work closely with our subadvisors to make sure they are aware of tax loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment.

Fourth is our commitment to communicate honestly about all relevant developments.

* We will continue to do this by providing thorough and educational shareholder reports.

* We will continue to provide what we believe are realistic assessments of the investment environment. For example, in recent years we've written in some detail about our

                                                               Fund Summary    5
     reasons for believing that over the next few years or longer the popular large-cap stock market indexes will deliver returns far lower than in the last 20 years. In 2000 we also wrote about our concerns that growth stocks were overpriced.

* Finally we will be honest and fess up when we make mistakes, as we did in selecting one of the original managers for Masters' Select Equity (we replaced him in the fund's second year). But, in turn we won't be shy about making you aware of what we've done right.

Our commitment to Masters' Select is also evidenced by our own investment. Our principals and employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in our client accounts in our investment advisor practice. We have no financial incentive to do so because the fees we receive are fully credited against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Masters' Select fund is capacity constrained (they will be closed at pre-determined asset levels) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

We want to thank you again for your confidence and extend our promise to do all that we can to continue to deserve it.

Sincerely,

/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors

6    The Masters' Select Funds

MASTERS' SELECT EQUITY FUND REVIEW

Five years ago, we launched the Masters' Select Equity Fund. The idea was simple. We relied on our manager research and due diligence skills as the basis for identifying and assembling a team consisting of six stock pickers who we believed were exceptionally skilled. Each stock picker's mandate was to run a portion of the fund's portfolio, with a focus on a concentrated portfolio consisting of five to fifteen of his highest conviction ideas. The intent was for the fund to serve as a well-diversified core equity fund holding that would deliver superior performance over the long run. We believed this goal would be achieved by virtue of the diversification gained by the fund's reliance on a team of highly skilled managers, each with a different stock-picking approach, while at the same time benefiting from their focus on only their highest conviction stocks (not more than 15 stocks can be owned per manager). The fund was structured to emphasize long-term performance so that the stock pickers would be insulated from any short-term performance pressures.

Five years is a reasonable time frame to stop and measure our success relative to our original objectives. Thus far we believe Masters' Select Equity has met our original objectives and proved itself worthy of the lofty expectations that were set for it. The fund has beaten all its benchmarks by a healthy margin. And it has had only one year out of five during which it trailed significantly (that was 1998 when it returned 14.9%). Moreover, all six of our current managers have out-returned their benchmarks during their tenure with Masters. As for 2001, the fund did finish underwater. However, it lost much less than the broad market or all of its benchmarks. As might be expected our growth oriented managers struggled in 2001 while the rest of our managers did better. Five of the six stock pickers beat their benchmarks for the year.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index.

               Masters'
                Select         Wilshire        Lipper           Custom
                Equity           5000         Multi-Cap         Equity
                 Fund           Index        Core Index         Index
               -------         -------       ----------        -------
31-Dec-96      $10,000         $10,000         $10,000         $10,000
31-Jan-97      $10,290         $10,535         $10,474         $10,443
28-Feb-97      $10,320         $10,530         $10,443         $10,466
31-Mar-97      $ 9,860         $10,065         $10,057         $10,070
30-Apr-97      $10,210         $10,504         $10,405         $10,502
31-May-97      $10,920         $11,248         $11,107         $11,251
30-Jun-97      $11,530         $11,765         $11,526         $11,764
31-Jul-97      $12,790         $12,669         $12,402         $12,547
31-Aug-97      $12,500         $12,193         $12,061         $12,019
30-Sep-97      $13,560         $12,912         $12,724         $12,724
31-Oct-97      $12,850         $12,482         $12,246         $12,217
30-Nov-97      $12,740         $12,891         $12,454         $12,584
31-Dec-97      $12,911         $13,129         $12,627         $12,791
31-Jan-98      $12,845         $13,200         $12,698         $12,908
28-Feb-98      $13,925         $14,161         $13,605         $13,834
31-Mar-98      $14,415         $14,870         $14,243         $14,486
30-Apr-98      $15,081         $15,047         $14,397         $14,616
31-May-98      $14,557         $14,646         $14,002         $14,275
30-Jun-98      $14,732         $15,160         $14,395         $14,697
31-Jul-98      $14,579         $14,828         $14,102         $14,364
31-Aug-98      $11,850         $12,518         $11,906         $12,176
30-Sep-98      $12,210         $13,336         $12,471         $12,873
31-Oct-98      $13,140         $14,328         $13,322         $13,843
30-Nov-98      $13,883         $15,231         $14,036         $14,647
31-Dec-98      $14,834         $16,205         $14,988         $15,482
31-Jan-99      $15,304         $16,801         $15,485         $15,971
28-Feb-99      $14,572         $16,192         $14,888         $15,327
31-Mar-99      $15,413         $16,817         $15,358         $15,868
30-Apr-99      $16,955         $17,623         $15,985         $16,646
30-May-99      $16,736         $17,237         $15,806         $16,340
30-Jun-99      $18,059         $18,129         $16,581         $17,186
31-Jul-99      $17,589         $17,548         $16,216         $16,767
31-Aug-99      $17,304         $17,385         $15,933         $16,591
30-Sep-99      $16,898         $16,930         $15,536         $16,290
31-Oct-99      $17,365         $18,007         $16,324         $17,086
30-Nov-99      $17,728         $18,610         $16,850         $17,592
31-Dec-99      $18,758         $20,023         $18,103         $18,874
31-Jan-00      $18,471         $19,192         $17,589         $18,030
29-Feb-00      $18,354         $19,622         $18,266         $18,435
31-Mar-00      $20,115         $20,787         $19,437         $19,526
30-Apr-00      $19,880         $19,704         $18,715         $18,777
31-May-00      $19,254         $19,017         $18,065         $18,243
30-Jun-00      $19,867         $19,855         $18,827         $18,947
31-Jul-00      $19,658         $19,450         $18,533         $18,536
31-Aug-00      $21,067         $20,862         $19,840         $19,641
30-Sep-00      $19,684         $19,888         $18,929         $18,704
31-Oct-00      $19,632         $19,466         $18,715         $18,438
30-Nov-00      $18,210         $17,529         $17,121         $16,972
31-Dec-00      $19,353         $17,842         $17,496         $17,383
31-Jan-01      $19,935         $18,525         $18,100         $17,997
28-Feb-01      $18,787         $16,769         $16,471         $16,478
31-Mar-01      $18,026         $15,640         $15,494         $15,474
30-Apr-01      $19,338         $16,927         $16,749         $16,664
31-May-01      $20,054         $17,097         $16,890         $16,763
30-Jun-01      $20,024         $16,809         $16,599         $16,525
31-Jul-01      $19,666         $16,532         $16,266         $16,204
31-Aug-01      $18,817         $15,532         $15,344         $15,348
30-Sep-01      $16,267         $14,137         $13,771         $13,912
31-Oct-01      $16,625         $14,496         $14,145         $14,297
30-Nov-01      $18,276         $15,605         $15,256         $15,338
31-Dec-01      $18,860         $15,886         $15,613         $15,633

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

                                                               Fund Summary    7

INVESTMENT PERFORMANCE                                      THREE YEAR       AVERAGE
AS OF DECEMBER 31, 2001                                       AVERAGE      ANNUAL TOTAL
                                             12 MONTH      ANNUAL TOTAL    RETURN SINCE
                                           TOTAL RETURN       RETURN       INCEPTION(1)
                                           ------------       ------       ------------
MASTERS' SELECT EQUITY FUND                   -2.55%           8.33%          13.53%

CUSTOM EQUITY INDEX(2)                       -10.07%           0.32%           9.34%

WILSHIRE 5000 INDEX(3)                       -10.96%          -0.66%           9.69%

LIPPER MULTI-CAP CORE FUND INDEX(4)          -10.76%           1.37%           9.31%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indices are unmanaged, do not incur fees, and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.

(1)  The inception date of the Masters' Select Equity Fund is December 31, 1996.

(2) The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.

(3) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

(4) The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.

AFTER-TAX RETURNS

We'd like to make a few comments about the fund's after-tax returns. Based on SEC required methodology there are two after-tax return calculations. The first assumes an investor bought the fund and continues to hold it, paying tax on taxable distributions at the maximum applicable federal tax rates and reinvesting the net after tax proceeds (the "pre-liquidation return"). The second method for calculating after-tax returns is the same as the first but additionally assumes the investment is liquidated in full at the end of the holding period (the "post-liquidation return") and all taxes are paid on the resultant gains (losses create a tax benefit). Although this second methodology would not seem to apply to our existing long-term shareholders, we've included both after-tax performance calculations to illustrate that THE FUND HAS BEATEN ALL OF ITS BENCHMARKS' PRE-TAX RETURNS BOTH BEFORE AND AFTER TAXES ARE ACCOUNTED FOR.

MASTERS' SELECT EQUITY FUND PERFORMANCE                       THREE YEAR       AVERAGE
AS OF DECEMBER 31, 2001                                         AVERAGE      ANNUAL TOTAL
                                               12 MONTH      ANNUAL TOTAL    RETURN SINCE
                                             TOTAL RETURN       RETURN       INCEPTION(1)
                                             ------------       ------       ------------
PRE-TAX RETURN                                  -2.55%           8.33%          13.53%

PRE-LIQUIDATION AFTER TAX RETURN                -2.64%           5.40%          10.91%

POST-LIQUIDATION AFTER TAX RETURN               -1.47%           5.90%          10.26%

(1)  The inception date of the Masters' Select Equity Fund is December 31, 1996.

Unfortunately the SEC has not articulated any methodology for calculating an after-tax return for our benchmarks and prohibits us from using index funds as a proxy. So, to our frustration we are unable to compare the fund's after-tax returns to its benchmarks' after-tax returns. Despite this problem we can say with certainty that the fund has out-

8    The Masters' Select Funds
returned its benchmarks on a pre-tax AND after-tax basis, based on the above methodology, by virtue of the fact that Masters' Select Equity's after-tax return is higher than all of its benchmarks' pre-tax returns.

Shareholders should note that over the next year tax efficiency will be helped somewhat because the fund has a tax loss carryforward of about 3.5% of its beginning-of-the-year assets. This will be applied to offset gains until it is used up. Looking out longer-term, we will continue to do all we can to make the fund as tax-efficient as possible as long as it is not at the expense of pre-tax returns. So, for example, we will remind our sub-advisors when there is a large potential loss that could be harvested though we won't pressure them to do so unless they have an equally compelling alternative investment to replace the stock being sold. In other words, we won't suggest they sell a stock they love just because the sale would trigger a tax loss. We will also make sure that all partial sales use the most tax advantageous share lots. Over time we expect there to be some years in which tax efficiency will be high and some in which it will not. Over the long run we are not hopeful for anything more than average tax efficiency, though we hope we can do better. But far more important than tax efficiency, is the level of after-tax returns. Here we are much more confident. OUR GOAL IS TO DELIVER PRE-TAX RETURNS THAT ARE HIGH ENOUGH TO ALSO ENSURE VERY COMPETITIVE AFTER-TAX RETURNS. SO FAR THAT IS WHAT MASTERS' SELECT EQUITY HAS DONE.

PORTFOLIO COMMENTS

We attribute the fund's performance in 2001 in large part to the flexibility in stock-picking afforded the managers, which allows each of them to seek investment opportunities in whatever sector they see fit. The over-weighting to the financial and consumer discretionary sectors by both of the fund's growth and value managers during the year had a material impact as these were two of the better performing sectors in 2001. Further, despite some exposure to "growth" oriented stocks and sectors throughout the year, the individual stock selection within these sectors contributed to the fund's general outperformance of its index benchmarks. The managers also have flexibility with respect to the market-caps of the stocks they pursue. All large-cap managers can buy mid-cap stocks if that is where they find better stock picking opportunities, and to a lesser extent our small-cap managers can do the same. The fund's large-cap managers can also hold a small portion of their portfolios in stocks of small-companies if they find something particularly compelling. The result in 2001 (as has been the case in most other years) is that the fund had a sizable amount of mid-cap exposure in addition to its large-cap and small-cap exposure. The small and mid-cap positions generally aided performance, as those market-cap segments outperformed the large-cap driven indexes throughout most of the year.

Over the course of 2001 there were shifts in the Masters' Select Equity portfolio at the margin. These shifts underscore the eclectic nature of the portfolio. Technology exposure rose slightly during the year ending near 16% of net assets. This is still slightly below the S&P 500's technology sector exposure. Over the same time period telecommunication stocks were reduced to a miniscule weighting and health care and pharmaceuticals were

                                                               Fund Summary    9
pared back to less than 10% of assets. The biggest increase was in financial services, which as of 12/31/01 were at 25% of net assets (versus 20% for the S&P
500). This increase was partly via performance and partly due to additions made by Davis, Segalas and Friess. So while a growth-oriented sector like technology increased, telecom and health care, two other growth-oriented sectors, were reduced. The eclectic nature of the portfolio is also apparent when looking at the sector weightings at the end of 2001. Consider the following:

SECTOR                        ALLOCATION      COMMENT
------                        ----------      -------
TECHNOLOGY                      15.9%         WEIGHTING IS HIGHER THAN VALUE
                                              BENCHMARKS BUT LOWER THAN GROWTH
                                              BENCHMARKS

CONSUMER DISCRETIONARY          17.5%         WEIGHTING IS HEAVIER THAN IN
                                              GROWTH OR VALUE BENCHMARKS.
                                              THIS SECTOR IS MUCH MORE
                                              HEAVILY REPRESENTED IN GROWTH
                                              STOCK BENCHMARKS.

HEALTHCARE & PHARMACEUTICALS     8.4%         WEIGHTING IS BETWEEN GROWTH
                                              AND VALUE BENCHMARK
                                              WEIGHTINGS FOR THE SECTOR BUT
                                              CLOSER TO VALUE

FINANCIAL SERVICES              25.0%         WEIGHTING IS MUCH CLOSER TO
                                              THE LEVELS IN VALUE BENCHMARKS

The fund also continues to reflect a mix of market caps, and while large-cap stocks represented the largest segment at 45%, mid-caps make up almost a third of the portfolio at 30%. Small-caps are at 17%. The vast majority of the mid-cap exposure comes from our larger-cap oriented managers who have the option to buy mid-cap stocks if they find compelling opportunities there. The hefty mid-cap exposure at present is consistent with our own analysis that mid-caps and small-caps offer significantly better value than large-caps at present. Our analysis is based on comparing current P/E relationships between these sectors to historical relationships. We should note that our analysis has no impact on portfolio positioning-that is purely driven at the stock-picking level.

Please see pages 13 and 18 for a complete breakout of market cap and sector exposure.

By now it should be clear to long-time shareholders that Masters' Select Equity is not a fund that is benchmark driven. It is stock picking driven, and while it is true that each of the fund's six stock pickers has a distinct approach, the value/growth flavor of the fund will vary slightly over time based on where each stock picker is finding value. Several of the funds managers, including Bill Miller, Chris Davis and Dick Weiss will at times own value-oriented stocks and growth-oriented stocks. At present the fund has somewhat more of a value bias, but as can be seen in sectors such as Consumer Discretionary it is well represented in certain growth sectors. At other times the fund may not have the very slight value bias it has now.

This is a good time to note that though several of the mutual fund tracking companies like Morningstar and Lipper currently categorize Masters' Select Equity as a Large Value fund, it is clearly not a fund one would want to own if one was looking specifically for a value fund or a pure large-cap fund. With the fund's style mix and market cap mix it is much more diversified and in fact has not tracked large value particularly well.

10    The Masters' Select Funds

WHAT MAKES A GOOD CORE EQUITY FUND

The above discussion begs the question of what Masters' Select Equity is. And while we've written about this before it has been quite a while since we addressed the role this fund was designed to play. We designed Masters' Select Equity to be an ideal core equity holding. We wanted it to be a fund that could be the sole domestic equity holding for an investor or could serve as a fund to build around with other more targeted equity funds. There were two things we believed were needed for a fund to serve this purpose:

1. The fund had to be well diversified with exposure to different stock picking styles and market caps but with a mid to large-cap focus so that volatility would be similar to that of broad market benchmarks such as the Wilshire 5000.

2. The investor had to have a high degree of confidence in the fund's long-term ability to beat benchmarks and rank high in its peer group. This confidence would help investors stick with the fund for the long-term.

We believe we've achieved the first objective. The fund is well diversified with exposure to different stock picking styles and market caps but with a mid/large-cap bias. So far volatility has been roughly in line with the benchmarks while performance in down periods has been better on average.

With respect to the second objective, initially we hoped that investors' confidence would be bolstered by the quality of our stock pickers and the common sense appeal of the approach. In addition, our involvement in monitoring the fund offers an additional layer of supervision in the event something goes wrong. And, we believe our commitment to close the fund at a low asset level should give the fund a flexibility advantage over most competitors. Now, we have a five-year record built in a very volatile, somewhat unusual environment that has put the concept through a stern test. Hopefully, this further increases the confidence of shareholders in the long-term potential of Masters' Select Equity.

REASONABLE RETURN EXPECTATIONS

We continue to believe that it is likely that the broad stock market indexes (e.g., Wilshire 5000 and S&P 500) are likely to deliver average annual returns in the single-digits over the next few years or longer. While there will be individual years where returns may be higher or lower, average returns in the double-digits are unlikely. This is because we don't believe stock prices dropped into major bargain territory in the bear market, even compared to the low level of interest rates. That may seem hard to believe given the worst bear market in over 25 years, but we must remember that there was a massive run-up in stock prices that preceded the bear market. The decline simply worked off the overvaluation and briefly put stocks into bargain territory after September 11th. But since that time stocks have rebounded with over a 20% gain. So, while based on our analysis stocks are in a broad fair value range, they are not cheap. And this is what will limit stock market returns, because big bull markets are built on the back of rising P/Es that occurred either because stocks were extremely undervalued (P/Es were too low) or interest rates dropped significantly, which justifies higher P/Es. With stocks at fair value and interest rates already

                                                              Fund Summary    11
low, P/Es are unlikely to rise much. In fact there is a risk that they could fall. That leaves returns to be driven by dividends and earnings growth. Dividends won't add much since dividend yields are currently below 2%. And earnings growth has averaged about 6% over the long run. While it has been higher over short periods of time we are not confident that earnings growth will be much higher than its historical level over the next few years and longer. While we believe stock returns will fall in the single-digit range, we nevertheless believe that returns from stocks are likely to be higher, on average, than returns from investment grade bonds or money markets. We believe this because the current low level of interest rates makes it highly likely that these assets will deliver even lower returns.

So, we believe returns in the U.S. market are not likely to exceed the high single digits and could be lower over the next five to ten years. In the small and mid-cap sectors we believe returns could be somewhat higher and if we are right this may help Masters' Select Equity, which has the flexibility to have substantial exposure to these sectors. As has been the case over the last five years and for the reasons discussed below, we believe Masters' Select Equity has a good chance to continue to generate higher returns than its benchmarks over the long run, though there is obviously no guarantee. Over shorter time periods such as a year, it is likely that there will be occasional periods where performance lags, as was the case in 1998.

LOOKING FORWARD

As mentioned to above, we are optimistic about the continued success of Masters' Select Equity Fund based on two primary factors and three secondary factors. Most of these factors are inherent in the Masters' Select concept and structure.

PRIMARY FACTORS

* The exceptional quality of our stock pickers - Chris Davis, Foster Friess and his team led by Bill D'Alonzo, Mason Hawkins, Bill Miller, Sig Segalas and Dick Weiss. Our confidence is a function of our very in-depth due diligence on each manager.

*    Concentration by each manager on their "highest conviction" stocks

SECONDARY FACTORS

* Diversity of stock-picking styles, which results in a broadly diversified portfolio

* A format which insulates the stock-pickers from short-term performance pressure

*    Our on-going evaluation and monitoring

We will continue to work hard to make Masters' Select Equity a satisfying long-term investment experience for our shareholders.

12    The Masters' Select Funds

MASTERS' SELECT EQUITY FUND MANAGERS

                                      TARGET ASSET        MARKET              STOCK-PICKING
MANAGER              FIRM              ALLOCATION     CAPITALIZATION              STYLE
-------              ----              ----------     --------------          -------------
CHRISTOPHER          Davis Selected        20%        Mostly large            Growth at a
DAVIS                Advisors                         companies               reasonable price

FOSTER FRIESS        Friess &              10%        Small and mid-          High earnings
AND TEAM             Associates                       sized companies         growth

MASON                Southeastern          20%        All sizes, may          Value
HAWKINS              Asset                            have up to 50%
                     Management                       foreign stocks

BILL MILLER          Legg Mason            20%        Mostly large and        Eclectic, may invest
                     Fund Advisers                    mid-sized               in traditional value
                                                      companies               stocks or growth
                                                                              stocks

SIG SEGALAS          Jennison              20%        Mostly large            High earnings
                     Associates                       companies               growth

DICK WEISS           Strong Capital        10%        Small and mid-          Growth at a
                     Management                       sized companies         reasonable price

PORTFOLIO COMPOSITION

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 70 securities, exclusive of cash equivalents.

Cash Equivalents & Other   4.8%
Foreign Equities           3.3%
Domestic Large-Cap        45.0%
Domestic Mid-Cap          30.0%
Domestic Small-Cap        16.9%

Market Capitalization:
  Domestic Small-Cap < $1.6 billion
  Domestic Mid-Cap $1.6-$10.0 billion
  Domestic Large-Cap > $10.0 billion

                                                              Fund Summary    13

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

TELLABS - CHRISTOPHER DAVIS

While mistakes are inevitable in the investment business, they are not often discussed. This is unfortunate as the only value that can be salvaged from these losses lies in the lessons learned from them. We often equate investment mistakes with lower stock prices. But this is misleading. In fact, given the normal volatility of the stock market, it is a near certainty that every company we buy will trade below our purchase price at some time in the future. The key to determining whether or not this decline should be categorized as a mistake lies not in a declining stock price but in a falling business value.

Last year, it became apparent that we had been mistaken in determining the business value for Tellabs, a manufacturer of telecom equipment that we have held for a number of years. Having always viewed Tellabs as a "workhorse" company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be relatively immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these `new era' competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing, and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. As a result, it now seems clear to us that the value of Tellabs business is below the prices we paid when purchasing it (approximately $33 per share) and well below the price for which it was trading at the beginning of last year (approximately $60 per share).

In the plus column, we believe Tellabs maintains an outstanding balance sheet, generates free cash flow, and is led by an old-fashioned management that is Midwestern and relatively conservative. For these reasons, we resisted selling as the shares collapsed to a low of $9 and have at least participated in their modest recovery to $16 at year-end.

ACTIVISION - FOSTER FRIESS

Anyone with kids knows that video-game consoles were hot items this holiday season. And whether they purchased the latest system from Microsoft, Nintendo or Sony, chances are that a game made by Activision topped their list of stocking-stuffers.

Nasdaq-listed Activision is the second-largest, third-party maker of entertainment software for play-at-home game consoles. With 153 titles in various stages of production, Activision is releasing very promising offerings, including a Spider-Man game tied to a movie about the web-slinging superhero and Tony Hawk's Pro Skater 3, in time to benefit from sales of Microsoft's Xbox, Nintendo's Game Cube and Sony's Playstation 2.

Your Friess team spoke with Chief Financial Officer Bill Chardavoyne about risks for game makers that bet heavily on the success of a particular new console. Activision introduces

14    The Masters' Select Funds
versions of its games on multiple hardware platforms to reduce risks associated with a single console while leveraging its costs over a larger installed base and boosting overall sales potential.

Tony Hawk's Pro Skater was the top franchise among all console and handheld platforms in October, giving it strong sales momentum as it entered the holiday shopping season. Capitalizing on the popularity of extreme sports, the game allows players to perform stunts like the legendary professional skateboarder without risking a trip to the emergency room. Activision released the third version of the series to coincide with new next-generation consoles.

Activision cited stronger-than-expected Pro Skater sales when it recently announced that December-quarter earnings estimates were at least 10 percent too low. It also encouraged analysts to increase earnings estimates for its fiscal years ended March 2002 and 2003. Analysts predict Activision will grow earnings 22 percent in the December quarter and 57 percent in its fiscal year ended March 2002.

WASTE MANAGEMENT - MASON HAWKINS

Waste Management is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 38.

MGIC INVESTMENT CORPORATION - BILL MILLER

MGIC Investment Corporation is the number one provider of private mortgage insurance coverage in the United States and one of the most profitable in the industry. The Company's customers include thrifts, mortgage bankers and brokers, commercial banks, credit unions, and other lending institutions. The Company also provides, through subsidiaries, underwriting and contract services related to home mortgage lending.

MGIC has consistently delivered 20% returns on equity and steady and above-average long-term growth over the past decade in a variety of economic environments. Its low multiple reflects fears that the re-finance boom will slow growth and the current recession will lead to greater claims. However, it is very important to distinguish between delinquents and possible losses. Delinquency is linked to credit problems, while claims paid are more dependent on weak real estate prices. With interest rates stabilizing and home prices steady, MGIC should be able to continue its long-history of strong earnings growth.

During the fourth quarter MGIC repurchased over 1 million shares and beat consensus estimates, further enhancing shareholder value. We believe the company is on track to deliver strong earnings once again this year and it appears as if delinquencies have stabilized.

Amid a cloud of concern over changes in the risk-based capital ratios, MGIC has brought their statutory capital ratios to levels that may prove extremely conservative for their rating and capital structure. If the regulations do not result in a change in the required ratios, MGIC could use the excess capital that has been built up to buy in their stock, make strategic acquisitions, or potentially raise its dividend.

                                                              Fund Summary    15

The stock is currently trading at just 10.2 times 2002 earnings estimates and about 9.3 times 2003 earnings estimates. We believe MGIC is one of the most attractive values in the market and offers a unique near term opportunity given the current strong fundamentals, its strong balance sheet, its industry leading status and economic and interest rate environment.

KOHLS - SIG SEGALAS

Kohls will likely be fastest growing large retail company over the next 5 years. Kohls sells moderate priced, brand name apparel in convenient locations with an easy to shop format. The company is rapidly gaining share from traditional department stores and specialty retailers by offering more convenience, more consistency and lower prices than the competition. Kohls enjoys a lower cost structure and higher sales productivity than the competition, making it difficult for the competition to match Kohls' pricing. To date, no other company has been able to duplicate the company's format. Despite their success, Kohls is still vastly underpenetrated in its store base, not even having stores on the West Coast, in the Pacific Northwest, or in most of the South, including Florida. This opportunity will enable Kohls to increase its store base at a rate of 18-22% per year, generating a minimum 25% earnings growth rate over the next 5 years. During the current recession, Kohl's business momentum has actually accelerated and share gains widened, while earnings have met or exceeded corporate objectives. We believe the company's high, sustainable growth rate combined with their consistent track record should make Kohls a productive investment.

MENTOR GRAPHICS - DICK WEISS

Mentor Graphics provides Electronic Design Automation (EDA) software to semiconductor and electronic systems designers. The software tools help engineers lay out and test the electrical design of integrated circuits and circuit boards. Additionally, the company provides methodology based consulting services whereby companies hire Mentor's engineers to show them the best way to use their tools.

Mentor's business strategy is to target design niches where there are significant productivity impediments and then to leverage the installed base by providing complimentary products. The company typically addresses areas that are over-looked by its two larger competitors, Synopsis and Cadence.

The company's products address numerous design markets, including printed circuit board design, FPGA design, system on a chip verification and deep sub-micron verification. We believe that Mentor will see strong growth from its relatively fresh portfolio of products as electronic end markets recover. The company believes that they will begin to see improved design software related orders in late 1Q'02 or early 2Q'02 in anticipation of improving cash flow at semiconductor companies. The company's emulation and consulting services are expected to begin recovery in late `02 as they tend to lag a semiconductor recovery. Recently the company has gained significant share from competitors in physical verification via the Calibre product line. The company

16    The Masters' Select Funds
intends to leverage Calibre's large and growing installed base and branch into other complimentary design areas.

The investment thesis for Mentor is that the need for EDA software tools is expected to accelerate as chip complexity increases and chip geometries shrink. We believe Mentor has resurrected itself within the EDA industry and has several competitive advantages in serving segments of the industry such as physical verification and FPGA design which are growing substantially faster than the overall EDA market. Several new products that address emerging markets like on-chip testing and resolution enhancement technology continue the company's tradition of targeting next generation design niches where the market opportunity is large and where Mentor offers unique and sustainable product advantages. As such, we believe Mentor offers greater growth at a lower P/E than most of it's contemporaries.

Like most software companies, Mentor has low capital needs and high gross margins. The business model will scale well with revenue growth. The company's operating margins should approach the mid 20's as their new products gain traction in the market. Mentor has a relatively low and sustainable tax rate in the low 20% range as the company took advantage of a tax loophole that has since been eliminated. We expect EPS to approach a $2.00 run rate in late `02 or early `03. Using a 25x P/E, this implies a near doubling of the stock price in the next 2 years. We purchased Mentor for $16 about 5 months ago.






NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                              Fund Summary    17

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

SHARES                                                                 VALUE
------                                                                 -----

COMMON STOCKS: 95.2%

CONSUMER DISCRETIONARY: 17.5%
    85,000  Action Performance Companies, Inc.*                    $  2,601,850
   160,000  Circuit City Stores, Inc.                                 4,152,000
   300,000  Eastman Kodak Co.                                         8,829,000
   203,000  General Motors Corp.                                      9,865,800
 1,595,000  Hilton Hotels Corp.                                      17,417,400
   154,700  Home Depot, Inc.                                          7,891,247
   142,000  Jack in the Box, Inc.*                                    3,910,680
    99,800  Kohls Corp.*                                              7,029,912
   451,700  Liberty Media Corp.*                                      6,323,800
   265,100  Marriott International, Inc. - Class A                   10,776,315
   230,000  Ticketmaster Online-CitySearch, Inc.*                     3,768,550
   144,900  Viacom, Inc. - Class B*                                   6,397,335
                                                                   ------------
                                                                     88,963,889
                                                                   ------------
CONSUMER STAPLES: 1.2%
   130,000  Philip Morris Companies, Inc.                             5,960,500
                                                                   ------------
ENERGY: 6.3%
   100,000  Phillips Petroleum Co.                                    6,026,000
   731,300  Pioneer Natural Resources Co.                            14,084,838
   124,000  Santa Fe International Corp.                              3,536,480
   102,000  Spinnaker Exploration Co.*                                4,198,320
   252,000  XTO Energy, Inc.                                          4,410,000
                                                                   ------------
                                                                     32,255,638
                                                                   ------------
FINANCE: 25.0%
   128,000  ACE Ltd.                                                  5,139,200
   283,200  American Express Co.                                     10,107,408
    81,800  American International Group, Inc.                        6,494,920
   150,000  Aon Corp.                                                 5,328,000
   564,200  Bank One Corp.                                           22,032,010
       117  Berkshire Hathaway, Inc. - Class A*                       8,845,200
   242,566  Citigroup                                                12,244,732
    54,200  Goldman Sachs Group, Inc.                                 5,027,050
   155,000  Household International, Inc.                             8,980,700

SHARES                                                                 VALUE
------                                                                 -----

FINANCE: 25.0% (CONTINUED)
    14,000  Julius Baer Holding AG                                 $  4,724,030
   225,000  MGIC Investment Corp.                                    13,887,000
    35,000  RenaissanceRe Holdings Ltd.                               3,339,000
    96,900  Transatlantic Holdings, Inc.                              8,817,900
   375,000  Washington Mutual, Inc.                                  12,262,500
                                                                   ------------
                                                                    127,229,650
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS: 8.4%
   116,700  Abbott Laboratories                                       6,506,025
   120,000  Celgene Corp.*                                            3,838,200
   225,000  Healthsouth Corp.*                                        3,334,500
    34,300  Inamed Corp.*                                             1,031,401
   160,000  IVAX Corp.                                                3,222,400
    95,000  Merck & Co.                                               5,586,000
   155,000  Priority Healthcare Corp. - Class B*                      5,455,225
   132,700  Sepracor, Inc.*                                           7,571,862
   175,000  SICOR, Inc.*                                              2,758,000
   120,000  Triad Hospitals, Inc.*                                    3,522,000
                                                                   ------------
                                                                     42,825,613
                                                                   ------------
INDUSTRIALS: 19.1%
    50,000  Ball Corp.                                                3,535,000
    87,000  EDO Corp.                                                 2,301,150
   351,000  FedEx Corp.*                                             18,209,880
   100,000  FTI Consulting, Inc.*                                     3,280,000
   205,000  Getty Images, Inc.*                                       4,728,325
   813,300  Modem Media, Inc.*                                        2,696,089
   275,000  Pactiv Corp.*                                             4,881,250
   800,000  Republic Services, Inc. - Class A*                       15,976,000
    90,000  Sealed Air Corp.*                                         3,673,800
   147,000  Tyco International Ltd.                                   8,658,300
   825,000  Ucar International, Inc.*                                 8,827,500
   120,000  United Parcel Service                                     6,540,000
   430,000  Waste Management, Inc.                                   13,721,300
                                                                   ------------
                                                                     97,028,594
                                                                   ------------
TECHNOLOGY: 15.9%
   110,000  Activision, Inc.*                                         2,861,100
   175,000  Acxiom Corp.*                                             3,057,250
   975,000  Enterasys Networks, Inc.*                                 8,628,750
 1,200,000  Gateway, Inc.*                                            9,648,000

18    The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

SHARES                                                                 VALUE
------                                                                 -----

TECHNOLOGY: 15.9% (CONTINUED)
   187,700  Intel Corp.                                            $  5,903,165
    49,100  International Business Machines Corp.                     5,939,136
   170,000  Lattice Semiconductor Corp.*                              3,496,050
   100,000  Lexmark International Group, Inc.*                        5,900,000
   202,000  Mentor Graphics Corp.                                     4,762,150
   116,600  Microsoft Corp.*                                          7,725,333
   576,276  Riverstone Networks, Inc.*                                9,615,165
    58,000  Tech Data Corp.*                                          2,505,890
   350,000  Tellabs, Inc.*                                            5,234,250
   210,300  Texas Instruments, Inc.                                   5,888,400
                                                                   ------------
                                                                     81,164,639
                                                                   ------------
TELECOMMUNICATIONS: 1.8%
   501,200  AT&T Corp.                                                9,091,768
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $428,924,113)                                               484,520,291
                                                                   ------------
PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

SHORT-TERM INVESTMENTS: 4.9%

CORPORATE NOTE: 0.6%
$3,007,000 American Express Credit
  Corp., 1.590%, 01/02/2002
  (cost $3,007,000)                                                $  3,007,000
                                                                   ------------
REPURCHASE AGREEMENTS: 4.3%
19,316,000 State Street Bank & Trust
  Co., 0.76%, 12/31/01, due 01/02/02,
  [collateral: $21,125,000 U.S. Treasury
  Notes, 5.25%, due 11/15/28,
  value $19,711,252] (proceeds
  $19,316,816)                                                       19,316,000
2,816,000 State Street Bank & Trust
  Co., 1.75%, 12/31/01, due 01/02/02,
  [collateral: $2,960,000 Federal
  National Mortgage Association
  Notes, 8.42%, due 02/01/24, value
  $2,900,800] (proceeds $2,816,274)                                   2,816,000
                                                                   ------------
Total Repurchase Agreements
  (cost $22,132,000)                                                 22,132,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $25,139,000)                                                 25,139,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $454,063,113): 100.1%                                       509,659,291

Liabilities in excess of Other Assets: (0.1)%                          (781,846)
                                                                   ------------
NET ASSETS: 100.0%                                                 $508,877,445
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                   Schedule of Investments    19

MASTERS' SELECT INTERNATIONAL FUND REVIEW

Foreign stocks and funds struggled in 2001 for the second year in a row and Masters' Select International was no exception. However, we take some solace in the fact that while the fund experienced material losses over the past two years it lost much less than its peers and benchmarks.

TWO YEAR INVESTMENT PERFORMANCE                                 TWO YEAR AVERAGE
AS OF DECEMBER 31, 2001                                           ANNUAL TOTAL
                                                                     RETURN
                                                                     ------
MASTERS' SELECT INTERNATIONAL FUND                                  -11.69%

MSCI ALL COUNTRIES WORLD FREE (EX US) INDEX                         -17.33%

LIPPER INTERNATIONAL FUND INDEX                                     -17.04%

TWO-YEAR LIPPER PEER GROUP RANKING                                  TOP 17%

MSILX performance ranked 106 out of 647 foreign stock funds for the period 12/31/99-12/31/01

Since this is a fund with a focus on the long-term we place more importance on long-term performance than short-term performance. So, while acknowledging what has been a painful bear market over the past two years, we're also pleased to report that the fund has delivered a return in excess of 10% on an annualized basis since its inception over four years ago. THIS RETURN RANKS IN THE TOP 3% OF ALL INTERNATIONAL FUNDS (13TH OUT OF 396 FOREIGN STOCK FUNDS) SINCE THE FUND'S INCEPTION ACCORDING TO LIPPER INC. Likewise we are pleased that the fund has performed in the top quartile of its international fund peer group in each of the past three years, again according to Lipper. And, each of our four managers has beaten his benchmark during his Masters' Select tenure. The long-term return, which is excellent on a relative basis and solid on an absolute basis, in spite of losses during the recent bear market, underscores the importance of a long-term time horizon when it comes to any equity investment including the Masters' Select funds.

20    The Masters' Select Funds

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

                   Masters'                            MSCI
                   Select           Lipper        All Countries
                International    International      World Free
                    Fund          Fund Index      (ex US) Index
                -------------    -------------    -------------
1-Dec-97           $10,000          $10,000          $10,000
31-Dec-97          $ 9,880          $10,079          $10,115
31-Jan-98          $ 9,910          $10,323          $10,417
28-Feb-98          $10,990          $10,984          $11,112
31-Mar-98          $11,680          $11,580          $11,497
30-Apr-98          $11,930          $11,758          $11,580
31-May-98          $11,770          $11,782          $11,370
30-Jun-98          $11,360          $11,679          $11,327
31-Jul-98          $11,440          $11,858          $11,434
31-Aug-98          $ 9,400          $10,152          $ 9,822
30-Sep-98          $ 9,140          $ 9,836          $ 9,615
31-Oct-98          $ 9,870          $10,559          $10,622
30-Nov-98          $10,580          $11,088          $11,192
31-Dec-98          $11,040          $11,361          $11,578
31-Jan-99          $11,665          $11,430          $11,565
28-Feb-99          $11,534          $11,136          $11,306
31-Mar-99          $12,129          $11,507          $11,852
30-Apr-99          $13,107          $12,043          $12,445
30-May-99          $12,562          $11,595          $11,860
30-Jun-99          $13,369          $12,145          $12,406
31-Jul-99          $13,591          $12,416          $12,697
31-Aug-99          $13,520          $12,514          $12,742
30-Sep-99          $13,702          $12,554          $12,828
31-Oct-99          $14,488          $12,992          $13,305
30-Nov-99          $16,537          $13,944          $13,838
31-Dec-99          $19,321          $15,659          $15,158
31-Jan-00          $19,373          $14,742          $14,335
29-Feb-00          $21,857          $15,715          $14,722
31-Mar-00          $21,991          $15,756          $15,275
30-Apr-00          $20,170          $14,757          $14,423
31-May-00          $19,518          $14,351          $14,054
30-Jun-00          $20,273          $15,016          $14,652
31-Jul-00          $19,673          $14,529          $14,074
31-Aug-00          $19,890          $14,775          $14,248
30-Sep-00          $19,342          $13,913          $13,457
31-Oct-00          $18,545          $13,440          $13,029
30-Nov-00          $17,831          $12,873          $12,444
31-Dec-00          $18,354          $13,353          $12,870
31-Jan-01          $18,174          $13,432          $13,075
28-Feb-01          $17,155          $12,489          $12,046
31-Mar-01          $15,872          $11,611          $11,178
30-Apr-01          $17,083          $12,317          $11,926
31-May-01          $16,532          $12,019          $11,573
30-Jun-01          $15,872          $11,680          $11,125
31-Jul-01          $15,417          $11,376          $10,887
31-Aug-01          $14,853          $11,148          $10,617
30-Sep-01          $13,319          $ 9,933          $ 9,491
31-Oct-01          $13,930          $10,202          $ 9,756
30-Nov-01          $14,797          $10,582          $10,202
31-Dec-01          $15,061          $10,771          $10,334

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

INVESTMENT PERFORMANCE                                           THREE YEAR       AVERAGE
AS OF DECEMBER 31, 2001                                            AVERAGE      ANNUAL TOTAL
                                                  12 MONTH      ANNUAL TOTAL    RETURN SINCE
                                                TOTAL RETURN       RETURN       INCEPTION(1)
                                                ------------       ------       ------------
MASTERS' SELECT INTERNATIONAL FUND                -17.94%          10.91%         10.55%

MSCI ALL COUNTRIES WORLD FREE (EX US) INDEX(2)    -19.71%          -3.72%          0.81%

LIPPER INTERNATIONAL FUND INDEX(3)                -19.34%          -1.76%          1.83%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indices are unmanaged, do not incur fees, and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.

(1) The inception date of the Masters' Select International Fund is December 1, 1997.

(2) The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 46 developed and emerging market countries.

(3) The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determin ed by Lipper, Inc.

AFTER-TAX RETURNS

We'd like to make a few comments about the fund's after-tax returns. These comments are virtually identical to those mentioned in the Select Equity discussion. Based on SEC required methodology there are two after-tax return calculations. The first assumes an investor bought the fund and continues to hold it, paying tax on taxable distributions at the maximum applicable federal tax rates and reinvesting the net proceeds (the "pre-liquidation return"). The second, method for calculating after-tax returns is the same as the first but additionally assumes the investment is liquidated in full at the end of the

                                                              Fund Summary    21
holding period (the "post liquidation return") and all taxes are paid on the resultant gain (losses create a tax benefit). Although this second methodology would not seem to apply to our existing long-term shareholders, we've included both after-tax performance calculations to illustrate that THE FUND HAS BEATEN ALL OF ITS BENCHMARKS' PRE-TAX RETURNS BOTH BEFORE AND AFTER TAXES ARE ACCOUNTED FOR.

MASTERS' SELECT INTERNATIONAL FUND PERFORMANCE                      THREE YEAR       AVERAGE
AS OF DECEMBER 31, 2001                                               AVERAGE      ANNUAL TOTAL
                                                     12 MONTH      ANNUAL TOTAL    RETURN SINCE
                                                   TOTAL RETURN       RETURN       INCEPTION(1)
                                                   ------------       ------       ------------
PRE-TAX RETURNS                                      -17.94%          10.91%          10.55%

PRE-LIQUIDATION AFTER TAX RETURN                     -17.94%           9.22%           9.23%

POST-LIQUIDATION AFTER TAX RETURN                    -10.84%           8.59%           8.40%

(1) The inception date of the Masters' Select International Fund is December 1, 1997.

Unfortunately the SEC has not articulated any methodology for calculating an after-tax return for our benchmarks and prohibits us from using index funds as a proxy. So, to our frustration we are unable to compare the fund's after-tax returns to its benchmarks after-tax returns. Despite this problem we can say with certainty that the fund has out-returned its benchmarks on a pre-tax AND after-tax basis, based on the above methodology, by virtue of the fact that Masters' Select International's after-tax return is higher than all of our benchmarks' PRE-TAX returns.

SHAREHOLDERS SHOULD NOTE THAT OVER THE NEXT YEAR TAX EFFICIENCY IS LIKELY TO BE VERY HIGH BECAUSE THE FUND HAS A TAX LOSS CARRYFORWARD OF ALMOST 10% OF ITS BEGINNING OF THE YEAR ASSETS. THIS WILL BE APPLIED TO OFFSET ALL GAINS UNTIL IT IS USED UP. Looking out longer-term, we will continue to do all we can to make the fund as tax-efficient as possible as long as it is not at the expense of pre-tax returns. So, for example, we will remind our sub-advisors when there is a large potential loss that could be harvested, though we won't pressure them to do so unless they have an equally compelling alternative investment to replace the stock being sold. In other words, we won't suggest they sell a stock they love just because the sale would trigger a tax loss. We will also make sure that all partial sales use the most tax advantageous share lots. Over time we expect there to be some years in which tax efficiency will be high (as has been the case in three of this fund's four years) and some in which it will not. Over the long run our confidence in anything more than average tax efficiency is not high, though we will make a strong effort to do better. But far more important than tax efficiency, is the level of after-tax returns. Here we are much more confident. OUR GOAL IS TO DELIVER PRE-TAX RETURNS THAT ARE HIGH ENOUGH TO ALSO ENSURE VERY COMPETITIVE AFTER-TAX RETURNS. SO FAR THAT IS WHAT MASTERS' SELECT INTERNATIONAL HAS DONE.

PORTFOLIO COMMENTS

The equity bear market that continued through the first three quarters of 2001 was made worse for U.S. investors in foreign markets by the strength of the U.S. dollar relative to most foreign currencies. This resulted in currency losses on top of the losses in many stocks. (Note: most foreign stock investments are held in the currency of the country in

22    The Masters' Select Funds
which the company is domiciled.) As was the case in the U.S. particularly hard hit this past year were the technology and telecommunications sectors. Masters' Select International had some holdings in these sectors and they contributed heavily to the fund's losses during the year. On the other hand, the fund's extensive holdings in the consumer sectors included a number that performed well and contributed to the fund's ability to lose less than its benchmarks and peer group. By late in the year all of our managers had built up their holdings in quality companies in a variety of depressed sectors, which helped lead to a fourth quarter surge in performance. That surge was responsible for the fund's return margin compared to its benchmarks in 2001.

Over the course of 2001 there were several material changes in the Masters' Select International portfolio. First, in terms of overall exposure, emerging markets increased from under 10% to just over 15%. Of this almost 11% is in Korea and Taiwan. The fund also eliminated all of its positions in Latin America during the year. Most of the emerging markets exposure is in Dan Jaworski's portion of the portfolio. The total exposure represents a mix of companies including a brewery, a bank, Hyundai Motors and several technology companies. While 15% is not an extremely large weighting it does exceed the MSCI benchmark's weighting which is about 10%. On a statistical basis emerging markets look cheap relative to developed markets and Asia looks most attractive especially when related to forecasted growth. That said the holdings in Masters' are a function of the individual merits of each stock. Other broad based developments include consistent developed country large-cap exposure of 64% and a small decrease in developed country small-cap exposure to 14%. Cash was also reduced from over 10% to 7%.

Sector exposure also shifted with the biggest increase coming in the finance sector, which now makes up 23% of the portfolio compared to 12% for the MSCI benchmark. David Herro, Jaworski and Ted Tyson all established new positions and Mark Yockey, Herro and Jaworski all added to positions they held a year ago. The sector holdings are diversified and include banks, brokerage firms, insurance, and broad based financial services. The biggest decrease was in the technology sector, which dropped from 16% to under 10% versus 16% for the benchmark. The decline was due to the fact that Helen Young Hayes is no longer one of the fund's managers and most of her technology positions were liquidated. Tyson and Jaworski added new technology sector holdings during the year.

Reflecting on the Masters' Select International portfolio, it is much like Masters' Select Equity with an eclectic feel that reflects the fact that it is built stock-by-stock. On the one hand consumer-oriented companies are heavily weighted with over 43% of the fund's assets, more than twice the benchmark weighting. Most of these holdings are in growth-oriented areas. On the other hand the fund is very underweight in the technology sector and the health care and pharmaceuticals sector, both generally considered growth sectors. From a regional standpoint, most of the fund is invested in Europe, with 68% of assets. Asia is next with over 20% of assets though only 2% is in Japan. The fund has no exposure to Latin America. The bottom line is that, as expected, Masters' Select International's portfolio is a mix of growth and value stocks around the world, with a large-cap emphasis but also a variety of market caps.

                                                              Fund Summary    23

Shareholders may note that portfolio turnover was high in 2001. There are a number of reasons for turnover, and two contributed to higher turnover than the fund would have otherwise experienced. First, in a bear market year there was more than the usual number of positions that were underwater. This led to a high number of tax-related sales that bumped up the turnover number. Second, the removal of Hayes resulted in the liquidation of most of her positions. At the end of the day performance is the bottom line. And while the higher turnover did increase transactions costs in a very tough year for Masters' Select International, the fund's performance still managed to rank in the top quartile relative to its peer group as measured by the Lipper International Fund Index.

Please see pages 26 and 30 for a complete breakdown of the fund's asset allocation, sector exposure and country exposure.

REASONABLE EXPECTATIONS FOR INTERNATIONAL MARKETS

Many investors are probably discouraged with the performance of foreign investments over the past ten years and particularly the past two years. And despite the last two years' disappointing performance, we don't believe foreign markets are clearly set up for big returns over the next few years. However, we do believe that there is a somewhat stronger argument to be made for better potential returns in foreign markets over the long run than in the U.S. There are three points to be made.

First, foreign stocks in general are cheaper than in the U.S. This is particularly true for the areas in which Masters' Select International is invested. Europe sells at roughly a 30% discount to the S&P 500 based on price-to-cash earnings ratios. Historically, Europe has sold at an average discount of about 20%. Much of Asia excluding Japan, despite a big move off of the September lows, is still at reasonable P/Es. For example, the Korean stock market, a 7% position in the fund's portfolio, sells at a single-digit P/E on average.

Second, businesses in Europe and other parts of the world are making gradual progress towards company level reforms that we believe will improve profitability. There is also slow but positive progress on more macro level fiscal reforms. In addition, there is the potential for a sizable increase in demand for equities from local populations.

Third, though the dollar has continued to surprise, there is a reasonably strong case to be made that it is overvalued. While this suggests nothing about the near term performance for the currency it does suggest that longer-term the dollar may weaken, especially against the euro. That would make currency a tailwind for returns rather than the headwind foreign stocks have been struggling against in recent years.

So we believe investors should not look at foreign stocks through the rear view mirror of recent experience. Just as investors' optimism about foreign stocks in 1990 (after a huge run up in the 1980s) turned out to be ill advised, so may the current pessimism following a poor decade of performance.

We also believe the huge U.S. current account deficit, which requires us to access foreign capital to make up the shortfall between our own savings and our combined consumption

24    The Masters' Select Funds
and investment, poses a risk to the dollar and U.S. assets. While a steep decline in the dollar is not necessarily likely, in our opinion it is something more than a remote possibility. Holding some non-dollar assets as a hedge against this risk is, we believe, a prudent course of action.

Foreign markets are, we believe, less efficient than U.S. markets. If we are right this suggests that good stock pickers may outperform their benchmarks by a wider margin in non-U.S. markets. So far the performance of Masters' Select International supports this hypothesis given that it has bested its benchmarks by a larger margin than either of the U.S.-focused Masters' Select funds. In fact, Masters' Select International has even outperformed U.S. stock market benchmarks such as the Wilshire 5000 and S&P 500 over its life, despite the fact that foreign stock benchmarks have significantly underperformed these U.S. benchmarks over the same time period.

LOOKING FORWARD

We continue to have high expectations for Masters' Select International as a core foreign stock fund holding. Our optimism is based on the same factors that support our optimism for our other two funds.

PRIMARY FACTORS

* The exceptional quality of our stock pickers - David Herro, Dan Jaworski, Ted Tyson and Mark Yockey. Our confidence is a function of our very in-depth due diligence on each manager.

*    The concentration by each manager on their "highest conviction" stocks

SECONDARY FACTORS

* The diversity of stock-picking styles, which result in a broadly diversified portfolio

* A format which insulates the stock-pickers from short-term performance pressure

*    Our on-going evaluation and monitoring

We will continue to work hard to make Masters' Select International a satisfying long-term investment experience for our shareholders.

                                                              Fund Summary    25

MASTERS' SELECT INTERNATIONAL FUND MANAGERS

                                      TARGET ASSET        MARKET              STOCK-PICKING
MANAGER              FIRM              ALLOCATION     CAPITALIZATION              STYLE
-------              ----              ----------     --------------          -------------
DAVID HERRO          Harris                25%        All sizes, but          Value
                     Associates                       mostly large
                                                      and mid-sized
                                                      companies

DAN JAWORSKI         BPI Global Asset      25%        Mostly large            Eclectic, may
                     Management                       companies               invest in
                                                                              traditional
                                                                              value stocks
                                                                              or growth
                                                                              stocks

TED TYSON            Mastholm Asset        25%        All sizes               High earnings
                     Management                                               growth

MARK YOCKEY          Artisan Partners      25%        All sizes but           Growth at a
                                                      mostly large            reasonable
                                                      companies               price

PORTFOLIO DIVERSIFICATION

The fund holds 53 securities, exclusive of cash equivalents.

BY ASSET CLASS

Emerging Markets               15.2%
Developed Markets Large-Cap    63.7%
Developed Markets Small-Cap    13.9%
Cash Equivalents & Other        7.2%

                                                   % of
                                                   Net
BY SECTOR                                         Assets
                                                  ------
Consumer Discretionary                             27.5%
Finance                                            22.9%
Consumer Staples                                   16.3%
Technology                                          9.4%
Telecommunications                                  6.2%
Healthcare & Pharmaceuticals                        4.5%
Industrials                                         3.3%
Energy                                              2.7%
Short-Term Investments                              7.9%
                                                 ------
TOTAL INVESTMENTS IN SECURITIES                   100.7%
LIABILITIES IN EXCESS OF OTHER ASSETS              (0.7)%
                                                 ------
NET ASSETS                                        100.0%
                                                 ======

Market Capitalization:
  Developed Markets Small-Cap < $1.0 billion
  Developed Markets Large-Cap > $1.0 billion

26    The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

PACIFIC DUNLOP - DAVID HERRO

Pacific Dunlop is a company with a "history". Originally a manufacturing company, the company over the past two decades got into many different businesses: from tennis balls to tires. We have looked at the company numerous times in the past and have found it to be both too expensive and too diversified, though it was a stock market darling in Australia.

Today, the stock is one of our larger holdings! What happened? First, there came to be a realization that the past way of managing the company was wrong. A fairly non-aggressive sell-off program began. Then, management changes were made with the prompting of a couple of the larger Australian based shareholders. This accelerated the sell offs and meant that the company would focus on just one business, U.S. based Ansell, which is one of the world's leading producers of surgical gloves and condoms.

After valuing the Ansell business as well as what was left to sell off, we saw substantial upside in the stock price. We also saw financial strength as a result, as the selling of the numerous businesses meant that over just a few quarters the company would go from being over indebted to having almost no debt. We were convinced, that the market, as the market has a tendency to do, was focused on the past, so we made the investment.

Today all is in place for the stock to do well. It sells at a very low price to cash flow ratio and at 1/2 the price the industry does, it has new shareholder oriented management, it has very little debt and, we believe it has an excellent business that generates high returns with fairly high internal growth. Though it has bounced off its all time low, we still expect this stock to perform extremely well.

KOOKMIN BANK - DAN JAWORSKI

Kookmin Bank is the largest bank in South Korea. Its merger with H&CB in November created a dominant retail bank that ranks number one in the banking sector with approximately thirty percent market share in both total loans and total deposits. The nearest competitor has only thirteen percent market share in both loans and deposits. Kookmin dominates the mortgage and consumer loan segment in South Korea with over eighty-five and forty-percent market share in each, respectively. Also, Kookmin has over twenty-three percent market-share in the credit card market, which is averaging forty to fifty percent growth per year. The Korean banking sector has been substantially restructured and consolidated since the Asian financial crisis in 1997-98. Currently there are only ten commercial banks in operation in South Korea, down from twenty-seven prior to the crisis, and only nine nationwide banks, which is down from an original sixteen. The quality banks in Korea, such as Kookmin, have already substantially cleared their balance sheets of many non-performing loans through aggressive provisioning efforts in 2000.

                                                              Fund Summary    27

Also, many of the bank's financially non-viable debtor-companies have been liquidated through debt workouts. Kookmin has two strong foreign shareholders in ING Groep and Goldman Sachs, which together own nearly ten percent of the company and have helped it to restructure through the financial crisis.

Kookmin Bank is an excellent example of the type of high-quality, industry-leading company that our investment philosophy leads us to. System-wide loan growth in Korea is projected to average greater than fifteen percent in the medium term, which combined with cost savings from the merger, will allow Kookmin to grow earnings at twenty to twenty-five percent per year. Based on 2002 estimates, Kookmin is trading on a price to book ratio of 1.5 times and a price to earnings ratio of 7.0 times. This valuation is very attractive considering that Kookmin has a return on equity of twenty percent. Kookmin's global peers trade at nearly twice its valuation, but with lower profitability levels.

SOGECABLE - TED TYSON

Sogecable is the dominant provider of satellite Pay-TV services in Spain with over two million subscribers and a 70% market share. The company provides programming (via both satellite and to non-affiliated cable-TV operators) including the main Spanish premium channel (Canal+) and digital programming which includes pay-per-view, movie channels (Cinemania), CNN, and a number of sports and child-oriented channels.

Pay TV is relatively new in Spain compared with the United States and most of the rest of Europe, having started only in the early 1990s. Hence penetration of the market is much lower in Spain than elsewhere (24% compared with 36% in France, 38% in Germany and 40% in the U.K.) and subscriber growth is still fairly robust. The company is also benefiting from higher subscriber fees as clients migrate from analog to the more costly digital service. Subscribers are expected to grow by an estimated 10% in 2002 over 2001, while overall revenues are expected to grow by an estimated 13-14%. Unlike many media companies in the present weak economic environment, Sogecable is not highly exposed to changes in the level of advertising. Such revenues account for less than 4.7% of current sales.

Sogecable is also benefiting from problems at companies offering competing services in Spain. Unlike many markets, cable-TV is not much of a presence in the Spanish market and does not provide much competition to the satellite operators. The other two operators in the satellite market (Via Digital, Quiero) have had great difficulty in reaching a critical mass of subscribers and despite heavy marketing and promotional spending continue to bleed red ink. There is a great deal of speculation about the possibility of Sogecable merging with one of its competitors, but it is not clear if Spanish and European antitrust laws would allow such a combination. Without some form of consolidation it is very possible that one or both of Sogecable's competitors will have to either cease operations or attempt to radically reduce marketing and programming costs.

The increasing weakness of Sogecable's competitors benefits the company in two ways. First, of course, it means increased market share and a higher subscriber base over which

28    The Masters' Select Funds
to amortize costs. Less obviously, it makes the cost of programming that Sogecable must purchase (such as rights to movies, sporting events, etc.) less expensive as weaker competitors attempting to reduce costs are less likely to aggressively bid for such rights. The cost of programming is a major expense for any satellite operator and can be a major factor in level of profitability.

We believe that growth in earnings before taxes, interest payments, and depreciation (the standard measure for these types of companies) to be at least 17% over the next five years. The company trades at over a 50% discount to the only other publicly traded Pay TV operator in Europe (BskyB) despite having a higher organic growth rate. We consider the company to be the most attractive media stock in Europe.

SUN INTERBREW - MARK YOCKEY

Sun Interbrew is one of the most rapidly growing beer companies in the world and has leading market positions in both Russia and the Ukraine, two countries where beer consumption is on a strong growth trend.

We believe Sun has positioned itself to translate these strong secular growth trends in beer consumption into strong shareholder returns through successful implementation of western style operational and marketing strategies, including distribution development, quality improvement and brand promotion. Growth, via acquisition, has also been an important element of Sun's corporate strategy and because the Russian and Ukrainian markets are far from saturated, we believe additional revenue growth can be achieved through further market penetration. Moreover, the operational synergies gained among the acquired breweries are compelling.

In addition to strong, sustainable growth and a well-conceived and executed business strategy, Sun has several of the characteristics we're looking for in an equity investment, including attractive valuation and lack of Wall Street research/following. As Sun's earnings continue to grow and the company begins to have more market visibility we believe the stock price will be positively impacted. However, at the current valuation, we believe the stock price is undervalued and offers significant long-term growth potential.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                              Fund Summary    29

MASTERS' SELECT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

SHARES                                                                 VALUE
------                                                                 -----

COMMON STOCKS: 92.8%

AUSTRALIA: 2.1%
 10,877,000  Pacific Dunlop Ltd.                                   $  5,734,415
                                                                   ------------
BELGIUM: 2.2%
    220,700  Interbrew*                                               6,041,026
                                                                   ------------
CANADA: 1.6%
    118,000  Talisman Energy, Inc.                                    4,483,452
                                                                   ------------
CHINA: 2.0%
    600,000  China Mobile (Hong Kong) Ltd.*                           2,112,148
    200,000  China Mobile Ltd./HK*                                    3,496,000
                                                                   ------------
                                                                      5,608,148
                                                                   ------------
DENMARK: 2.1%
    163,700  Tele Danmark AS                                          5,831,168
                                                                   ------------
FINLAND: 2.2%
    572,000  Metso OYJ                                                6,008,157
                                                                   ------------
FRANCE: 4.2%
     47,912  Chargeurs SA                                             3,196,533
    221,200  S.O.I.T.E.C.                                             4,381,052
    133,000  Thomson Multimedia*                                      4,084,454
                                                                   ------------
                                                                     11,662,039
                                                                   ------------
GERMANY: 5.7%
     59,100  Muenchener Rueckversicherungs-Gesellschaft AG           16,042,771
                                                                   ------------
HONG KONG: 1.8%
  3,109,000  CNOOC Ltd.                                               2,930,480
 17,484,000  Oriental Press Group                                     2,174,920
                                                                   ------------
                                                                      5,105,400
                                                                   ------------
INDIA: 1.3%
     59,400  Infosys Technologies Ltd.                                3,667,950
                                                                   ------------
IRELAND: 3.6%
    572,000  Bank of Ireland                                          5,412,433
     99,900  Elan Corp Plc *                                          4,501,494
                                                                   ------------
                                                                      9,913,927
                                                                   ------------
ISRAEL: 1.1%
     74,000  Check Point Software Technologies Ltd. *                 2,952,230
                                                                   ------------

SHARES                                                                 VALUE
------                                                                 -----

ITALY: 10.4%
    400,750  Autogrill SpA                                         $  3,713,535
    395,000  Banca Popolare diVerona                                  3,867,702
  3,658,500  Ducati Motor Holding SpA*                                5,894,472
  1,311,000  Fila Holding SpA*                                        4,050,990
  1,577,680  Parmalat Finanziaria SpA                                 4,255,247
    577,000  SAI SpA                                                  7,216,314
                                                                   ------------
                                                                     28,998,260
                                                                   ------------
JAPAN: 2.3%
    665,000  Daiwa Securities Co. Ltd.                                3,497,329
     98,000  Lawson, Inc.                                             2,805,129
                                                                   ------------
                                                                      6,302,458
                                                                   ------------
NETHERLANDS: 6.0%
    155,426  Koninklijke Ahold NV                                     4,521,359
     90,500  Unilever NV                                              5,304,783
    299,016  Wolters Kluwer NV                                        6,813,930
                                                                   ------------
                                                                     16,640,072
                                                                   ------------
PORTUGAL: 1.6%
    590,052  Portugal Telecom SA                                      4,595,805
                                                                   ------------
SINGAPORE: 2.4%
    568,560  DBS Group Holdings Ltd.                                  4,249,189
  6,000,000  Mandarin Oriental International Ltd.                     2,460,000
                                                                   ------------
                                                                      6,709,189
                                                                   ------------
SOUTH KOREA: 6.9%
    112,300  Hite Brewery Co. Ltd.                                    4,617,302
    388,000  Hyundai Motor Co.                                        7,976,462
    177,048  Kookmin Bank                                             6,738,242
                                                                   ------------
                                                                     19,332,006
                                                                   ------------
SPAIN: 2.9%
    500,000  Amadeus Global Travel Distribution SA                    2,884,086
    230,000  Sogecable SA*                                            5,323,098
                                                                   ------------
                                                                      8,207,184
                                                                   ------------
SWEDEN: 3.8%
    292,000  Autoliv, Inc.                                            5,866,258
    765,800  Gambro AB                                                4,798,613
                                                                   ------------
                                                                     10,664,871
                                                                   ------------
SWITZERLAND: 4.8%
     86,971  Card Guard AG*                                           3,382,730
     81,000  UBS AG                                                   4,090,022

30    The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND

SHARES                                                                 VALUE
------                                                                 -----

SWITZERLAND: 4.8% (CONTINUED)
     25,393  Zurich Financial Services AG                          $  5,959,613
                                                                   ------------
                                                                     13,432,365
                                                                   ------------
TAIWAN: 3.9%
    627,100  Taiwan Semiconductor Manufacturing Co. Ltd. ADR*        10,767,307
                                                                   ------------
UNITED KINGDOM: 17.9%
  3,588,000  Aegis Group Plc                                          4,851,095
    134,000  Amdocs, Ltd.*                                            4,551,980
    459,000  Arcadia Group Plc                                        1,734,964
    635,000  British American Tobacco Plc                             5,377,421
    689,521  Compass Group Plc                                        5,162,488
    931,000  Diageo Plc                                              10,624,872
  1,677,521  Granada Plc                                              3,499,647
    619,300  Lloyds TSB Group Plc                                     6,716,519
  1,000,000  mmO2 Plc *                                               1,257,536
  6,963,500  Royal Doulton Plc*                                       1,660,259
  3,722,165  Somerfield Plc*                                          4,572,531
                                                                   ------------
                                                                     50,009,312
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $264,134,532)                                               258,709,512
                                                                   ------------
PRINCIPAL
  AMOUNT                                                               VALUE
  ------                                                               -----

SHORT-TERM INVESTMENT: 7.9%

REPURCHASE AGREEMENT: 7.9%
$22,038,000 State Street Bank & Trust Co., 0.76%,
  12/31/01, due 01/02/02, [collateral: $24,105,000
  U.S. Treasury Notes, 5.25%, due 11/15/28,
  value $22,491,821] (proceeds $22,038,930)                        $ 22,038,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $22,038,000)                                                 22,038,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $286,172,532): 100.7%                                       280,747,512

Liabilities in excess of Other Assets: (0.7)%                        (1,882,890)
                                                                   ------------
NET ASSETS: 100.0%                                                 $278,864,622
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                   Schedule of Investments    31

MASTERS' SELECT VALUE FUND REVIEW

For the second year in a row value stocks outperformed the overall stock market. It wasn't until the third quarter that value finally took a bear market hit, feeling some of the pain growth stocks had been experiencing for many months. We're pleased to report that in this volatile market Masters' Select Value delivered a positive return of 9.64% in 2001. In its first full year of operations, that return placed the fund in the top 7% of its peer group for the year according to Lipper Analytics (30th out of 461 funds). The fund's return was also far better than the fund's benchmarks which it has also beaten on a since inception basis.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Fund Index.

                   Masters'                          Lipper
                 Select Value    Russell 3000       Multi-Cap
                     Fund         Value Index      Value Index
                 ------------    ------------      -----------
30-Jun-00          $10,000          $10,000          $10,000
31-Jul-00          $10,040          $10,139          $10,085
31-Aug-00          $10,680          $10,696          $10,725
30-Sep-00          $10,480          $10,783          $10,576
31-Oct-00          $10,590          $11,028          $10,828
30-Nov-00          $10,100          $10,630          $10,428
31-Dec-00          $10,450          $11,201          $11,049
31-Jan-01          $11,540          $11,261          $11,466
28-Feb-01          $11,320          $10,969          $11,152
31-Mar-01          $11,240          $10,596          $10,761
30-Apr-01          $11,810          $11,113          $11,458
31-May-01          $12,240          $11,365          $11,711
30-Jun-01          $12,460          $11,163          $11,513
31-Jul-01          $12,410          $11,124          $11,498
31-Aug-01          $11,890          $10,705          $11,072
30-Sep-01          $10,290          $ 9,922          $ 9,937
31-Oct-01          $10,320          $ 9,859          $10,142
30-Nov-01          $11,197          $10,442          $10,876
31-Dec-01          $11,457          $10,715          $11,192

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

32    The Masters' Select Funds

INVESTMENT PERFORMANCE                                      AVERAGE ANNUAL
AS OF DECEMBER 31, 2001                 12 MONTH             TOTAL RETURN
                                      TOTAL RETURN        SINCE INCEPTION(1)
                                      ------------        ------------------
MASTERS' SELECT VALUE FUND                9.64%                 9.47%
RUSSELL 3000 VALUE INDEX(2)              -4.33%                 4.70%
LIPPER MULTI-CAP VALUE FUND INDEX(3)      1.29%                 7.77%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indices are unmanaged, do not incur fees, and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.

(1)  The inception date of the Masters' Select Value Fund is June 30, 2000.

(2) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

(3) The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time.

We believe the strong start for Masters' Select Value since its launch on June 30, 2000 is more evidence of the soundness of the Masters' Select concept.

PORTFOLIO COMMENTS

Like the other Masters' Select Funds, Value was designed to provide the benefits of concentration and diversification. However, because it is a style-specific fund, diversification is obviously not as broad-based as with Equity and International. The diversification found in Masters' Select Value is a function of each manager's different approach to value investing. The result is a somewhat unusual value portfolio with sector weightings quite different from the fund's Russell 3000 Value benchmark.

We believe that good fundamental stock-picking by all four of our managers lies at the heart of the fund's 2001 performance. In a market trying to wring out the vestiges of speculative excess, "value oriented" stock selection based on strong underlying business fundamentals was rewarded. Despite having exposure to stocks in the hard hit technology, telecommunications and consumer sectors (including lodging), fund performance was strong because of the strength of the individual companies held in the fund's portfolio, and the fundamental analysis of the fund's stock-pickers. Please read the individual commentaries by each manager for their insights into one of each of their holdings, beginning on page 38.

The fund's biggest sector exposure is in consumer-oriented companies, including a wide variety of types of companies such as hotels, newspapers, grocery stores, restaurants, clothing, food, beverages, media and automobiles. Exposure to this sector declined slightly in 2001 but is still more than twice that of the Russell benchmark. The finance sector, including banking, insurance and financial services companies is the next largest sector at 21% of assets, up from 14% a year ago, though still far short of the benchmark's 30% exposure. Technology, at over 13% of assets is the third largest sector, significantly higher than the benchmark's 6% weighting. This sector's holdings include personal computer manufacturers, a firm that processes financial transactions, and broad based technology services. These holdings are in Bill Nygren's and Bill Miller's portion of the portfolio.

                                                              Fund Summary    33

During the year market cap exposure shifted a bit but remains quite diversified. Large-cap stock exposure drifted up to 35% and mid-cap exposure declined to 38% of assets. Small cap exposure moved higher, up to 9% and foreign stocks moved up to 8% of the portfolio.

In addition, the portfolio includes two debt instruments. Both of these investments are held by David Winters of Franklin Mutual. Franklin Mutual has a long history of investing in distressed debt instruments. They are one of the country's most substantial players in this market. Their approach is to carefully analyze both the legal claims and the balance sheet and often to take an active role with other creditors to work toward restructuring the company or to free up assets to compensate the debt holders. Franklin Mutual's expertise in this area is one of the reasons we value their participation as one of the sub-advisors for Masters' Select Value. Currently about 12% of Winters' portfolio is in two positions. One is a PGE floating rate note that is in default. This holding is considered by Winters to be a relatively low risk holding. The other is an NTL Inc. bond that was purchased at close to a 70% discount to par value and, though it is likely to default, has substantial upside based on Winters assessment of how the default will work out. It's worth mentioning that Winters also has close to a quarter of his portion of the portfolio in four European holdings. Franklin Mutual also has expertise and experience in foreign markets, primarily Europe. The currency exposure in these holdings are hedged back into dollars.

Please see pages 37 and 41 for a complete breakout of market-cap and sector exposure.

AFTER-TAX RETURNS

We'd like to make a few comments about the fund's after-tax returns. These comments are virtually identical to those mentioned in the Select Equity discussion. Based on SEC required methodology there are two after-tax return calculations. The first assumes an investor bought the fund and continues to hold it, paying tax on taxable distributions at the maximum applicable federal tax rates (the "pre-liquidation return"). The second, method for calculating after-tax returns is the same as the first but additionally assumes the investment is liquidated in full at the end of the holding period (the "post liquidation return") and all taxes are paid on the resultant gains (losses generate tax benefits). Although this second methodology would not seem to apply to our existing long-term shareholders, we've included both after-tax performance calculations to illustrate that THE FUND HAS BEATEN ITS PRIMARY BENCHMARK'S PRE-TAX RETURNS BOTH BEFORE AND AFTER TAXES ARE ACCOUNTED FOR.

MASTERS' SELECT VALUE FUND PERFORMANCE                        AVERAGE ANNUAL
AS OF DECEMBER 31, 2001                       12 MONTH         TOTAL RETURN
                                            TOTAL RETURN     SINCE INCEPTION(1)
                                            ------------     ------------------
PRE-TAX RETURN                                  9.64%              9.47%

PRE-LIQUIDATION AFTER TAX RETURN                9.54%              9.43%

POST-LIQUIDATION AFTER TAX RETURN               5.87%              7.59%

(1) The inception date of the Masters' Select Value Fund is June 30, 2000.

34    The Masters' Select Funds

Unfortunately the SEC has not articulated any methodology for calculating an after-tax return for our benchmarks and prohibits us from using index funds as a proxy. So, to our frustration we are unable to compare the fund's after-tax returns to its benchmarks after-tax returns. Despite this problem we can say with certainty that the Fund has out-returned its primary benchmark on a pre-tax AND after-tax basis, based on the above methodology, by virtue of the fact that Masters' Select Value's after-tax return is higher than its primary benchmark's pre-tax returns.

Looking forward, we will continue to do all we can to make the fund as tax-efficient as possible as long as it is not at the expense of pre-tax returns. So, for example, we will remind our sub-advisors when there is a large potential loss that could be harvested though we won't pressure them to do so unless they have an equally compelling alternative investment to replace the stock being sold. In other words, we won't suggest they sell a stock they love just because the sale would trigger a tax loss. We will also make sure that all partial sales use the most tax advantageous share lots. Over time we expect there to be some years in which tax efficiency will be high and some in which it will not. Over the long run we are not hopeful for anything more than average tax efficiency, though we hope we can do better. But far more important than tax efficiency, is the level of after-tax returns. Here we are much more confident. OUR GOAL IS TO DELIVER PRE-TAX RETURNS THAT ARE HIGH ENOUGH TO ALSO ENSURE VERY COMPETITIVE AFTER-TAX RETURNS. SO FAR THAT IS WHAT MASTERS' SELECT VALUE HAS DONE.

REASONABLE EXPECTATIONS

Value stocks, based on some benchmarks, actually made money during the bear market. So, as a result, it is hard to make the case that there are lots of bargains available. In general, we believe that the same analysis applies for the large-cap value market as for the large-cap stock market in general (see the discussion on page 11 in the Masters' Select Equity portion of this report). However we are optimistic that Masters' Select Value, for the reasons discussed below as well as the flexibility of our managers and structure, can do better. We believe there are better opportunities at present in small-caps, mid-caps, foreign stocks and distressed debt. Our sub-advisors seem to agree as 60% of the fund's exposure is invested in these areas.

LOOKING FORWARD

We continue to have high expectations for Masters' Select Value as a great way to get broad-based value stock exposure. Our optimism is based on the same factors that support our optimism for the other two Masters' Select funds.

PRIMARY FACTORS

* The exceptional quality of our stock pickers - Mason Hawkins, Bill Miller, Bill Nygren and David Winters. Our confidence is a function of our very in-depth due diligence on each manager.

*    The concentration by each manager on their "highest conviction" stocks

                                                              Fund Summary    35

SECONDARY FACTORS

* The diversity of stock-picking approaches to value, which result in additional diversification in the portfolio

* A format which insulates the stock-pickers from short-term performance pressure

*    Our on-going evaluation and monitoring

We will continue to work hard to make Masters' Select Value a satisfying long-term investment experience for our shareholders.

36    The Masters' Select Funds

MASTERS' SELECT VALUE FUND MANAGERS

                                        TARGET ASSET    MARKET            STOCK-PICKING
MANAGER              FIRM               ALLOCATION      CAPITALIZATION    STYLE
-------              ----               ----------      --------------    -----
MASON HAWKINS        Southeastern           25%         All sizes         Value
                     Asset
                     Management

BILL MILLER          Legg Mason             25%         All sizes but     Eclectic, may invest in
                     Fund Adviser                       mostly large      traditional value stocks
                                                        and mid-sized     or growth stocks
                                                        companies

BILL NYGREN          Harris                 25%         Mostly large
                     Associates                         and mid-sized     Value
                                                        companies

DAVID WINTERS        Franklin Mutual        25%         All sizes         Value
                     Advisers

PORTFOLIO COMPOSITION

The fund holds 45 securities, exclusive of cash equivalents.

          Domestic Mid-Cap                        37.9%
          Domestic Large-Cap                      35.2%
          Domestic Small-Cap                       8.8%
          Foreign Equities                         7.7%
          Cash Equivalents & Other                 7.4%
          Notes & Bonds in Reorganization          3.0%

Market Capitalization:
  Domestic Small-Cap < $1.6 billion
  Domestic Mid-Cap $1.6-$10.0 billion
  Domestic Large-Cap > $10.0 billion

                                                              Fund Summary    37

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS

WASTE MANAGEMENT - MASON HAWKINS

Good investors periodically check evolving fact patterns against assumptions used in an original investment thesis and against those incorporated in the company's appraisal. After establishing our position in Waste Management, we outlined our reasons for the purchase. The case below is the one we communicated to you.

     We have committed a meaningful amount of our capital to Waste Management because we believe:

     * The company has the best landfill and collection of assets in the industry, assets that are impossible to duplicate in today's environmentally conscious society;

     * Waste Management is a dominant operator in all of its regional markets;

     * The industry's economics are good and improving with limited supply and growing demand;

     * The industry has become an oligopoly with most markets having only one primary competitor, creating an environment for firm pricing.

     We believe that significant cost savings and revenue opportunities remain from the merger of the old Waste Management and USA Waste. CEO Maury Myers has assembled what we believe is an excellent, ownership-motivated management team that we are confident can capture the revenue and cost opportunities inherent in Waste Management's business franchise.

Even though Waste Management delivered a 61.5% return in 2000 and a follow on return of 15.0% in 2001, the common stock remains significantly below our conservative appraisal and we remain sanguine about our initial assumptions. The fundamental corporate improvements we expected have been implemented or are currently being rolled out: a customer service system, marketing strategies, a procurement system, a uniform fleet management system for the company's 30,000 vehicles and a new route optimization and scheduling system. We hope these efforts produce the outcome Maury Myers recently predicted in his January 2002 interview with Waste Age, "This business will soon be generating $1 billion per year in free cash flow. . . . Our goal is to put $1 billion in free cash flow to work for our shareholders, and we're close to being in that position."

MANDALAY RESORT GROUP - BILL MILLER

Mandalay Resort Group was founded in 1974 as Circus Circus Enterprises, Inc. The company currently owns and operates eleven properties in Nevada: Mandalay Bay, Luxor, Excalibur, Circus Circus, and Slots-A-Fun in Las Vegas; Circus Circus-Reno; Colorado Belle and Edgewater in Laughlin; Gold Strike and Nevada Landing in Jean and Railroad Pass in Henderson. The company also owns and operates Gold Strike, a hotel/casino in Tunica

38    The Masters' Select Funds

County, Mississippi. Through wholly-owned subsidiaries, Mandalay also participates in four separate joint ventures. Their joint ventures include: a 50% interest in Silver Legacy in Reno, Nevada, a 50% interest in and operates Monte Carlo in Las Vegas, Nevada, a 50% interest in the Grand Victoria, a riverboat in Elgin, Illinois and a 53% interest in Motor City Casino in Detroit, Michigan.

On a valuation basis MBG is the cheapest among large capitalization gaming companies with among the lowest enterprise value to earnings before interest, taxes, depreciation and amortization (ebitda) ratios and among the lowest price/cash flow multiples. Manadalay should be able to generate $250-$300 million in free cash flow in each of the next two years and close to $1.5 billion over the next five years. The company also has valuable undeveloped land to potentially fuel expansion.

The company has historically been very aggressive in buying in their stock and we expect that to continue. Given the strength in the long term fundamentals and among the most dominant market positions in Las Vegas, we would not be surprised to see Mandalay direct their free cash flow to continued opportunistic share reduction.

WASHINGTON MUTUAL - BILL NYGREN

Washington Mutual, the nation's largest thrift, operates over 1,000 banking offices in the Western United States, Texas and Florida and is continuing its nationwide expansion with the acquisition of Dime Savings Bank of New York. Its primary business is mortgage lending on mid-market owner-occupied homes. In addition, Washington Mutual provides commercial real estate and business loans, brokerage, investment advisory, consumer finance and insurance services.

We look for three things in any company, and in Washington Mutual we find each of these:

1. Trading at a discount to underlying business value. Currently, Washington Mutual trades below nine times our estimate of next year's earnings. That multiple is about 40% of the S&P 500 multiple. We believe the company is likely to earn nearly $4.00 per share next year, and, from that level, can continue to grow earnings at a double-digit rate.

2. Value growth over time. Washington Mutual's existing markets have above-average population growth, and they have consistently gained market share and increased their number of accounts per customer. Additionally, the company uses its industry-leading, low-cost structure to make acquisitions that add to earnings and growth opportunities. Their acquisition of Dime Savings Bank fits that mold: it adds a few pennies to next year's expected cash earnings and creates many new growth opportunities along the East Coast.

3. Management whose interests are aligned with shareholders. CEO Kerry Killenger has most of his personal wealth invested in Washington Mutual stock. Additionally, Killenger has an impressive track record: over the last decade of his tenure, earnings-per-share has grown at a compound rate of 17% and the stock has returned 26% per year. Management has a single-minded focus on deploying capital to the opportunity, including share repurchase, that offers the highest long-term return. There is no more shareholder-friendly way to approach reinvestment of excess cash.

                                                              Fund Summary    39

Despite strong performance since March of 2000, we believe this stock has a much better risk-return tradeoff than most other companies. Washington Mutual is growing more rapidly than almost any other financial service provider, yet sells at a P/E near the low end of the industry and the stock market. We believe Washington Mutual has a relatively low-risk business model, is being managed for the benefit of its shareholders, and is likely to continue growing at a rate significantly above most companies.

NTL COMMUNICATIONS - DAVID WINTERS

NTL Communications Corp. is a classic distressed company investment in the bonds of an over-levered business with strong underlying fundamentals. The company has approximately two-thirds of the UK cable market, substantial cable properties in continental Europe and significant broadcasting tower and satellite operations, primarily in the UK and Australia. The NTL corporate structure is complex, with multiple intermediate holding and operating subsidiaries, many of which have public debt securities outstanding.

The investment consists of deeply discounted bonds in the principal operating company, which owns the UK cable and broadcast assets. We believe the inevitable corporate and balance sheet restructuring will result in the creation of the equity of this business at an extremely attractive valuation. (Less than $2,000 per subscriber and less than 10x projected 2002 EBITDA (earnings before interest, taxes, depreciation and amortization), at our entry prices, adjusted for the value of the broadcast properties, both significant discounts to comparable UK and US valuations). Going forward, we believe the business has outstanding growth prospects as it increases the penetration of its combined cable, broadband and telephony product suite (the vaunted "triple-play") at the lowest price point available in the markets it serves.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS. MASTERS' SELECT VALUE FUND


40    The Masters' Select Fund

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

PRINCIPAL
AMOUNT                                                                VALUE
------                                                                -----
BONDS AND NOTES IN REORGANIZATION: 3.0%
$2,750,000  Pacific Gas Electric Co., 1.000%, 10/31/49+           $   2,612,500
 6,500,000  NTL Inc., 10.000%, 02/15/07                               2,177,500
                                                                  -------------
TOTAL BONDS AND NOTES IN REORGANIZATION (cost $4,718,503)             4,790,000
                                                                  -------------

SHARES
------
COMMON STOCKS: 89.6%

CONSUMER DISCRETIONARY: 24.3%
130,000       Disney (Walt) Co.                                       2,693,600
110,000       Eastman Kodak Co.                                       3,237,300
 84,000       General Motors Corp.                                    4,082,400
434,000       Hilton Hotels Corp.                                     4,739,280
 42,000       Knight Ridder, Inc.                                     2,727,060
 65,987       Lagardere S.C.A.                                        2,760,702
 48,000       Liz Claiborne, Inc.                                     2,388,000
150,000       Mandalay Resort Group*                                  3,210,000
283,000       Saks, Inc.*                                             2,643,220
119,000       Toys R US, Inc.*                                        2,468,060
116,500       Tricon Global Restaurants, Inc.*                        5,731,800
  4,270       Washington Post Co.                                     2,263,100
                                                                   ------------
                                                                     38,944,522
                                                                   ------------
CONSUMER STAPLES: 5.7%
180,617       Altadis SA                                              3,070,826
 25,200       Brown Forman Corp. - Class B                            1,577,520
123,000       Kroger Co. (The)                                        2,567,010
  8,900       Nestle SA                                               1,898,409
                                                                   ------------
                                                                      9,113,765
                                                                   ------------
ENERGY: 1.4%
 60,000       Burlington Resources, Inc.                              2,252,400
                                                                   ------------
FINANCE: 21.1%
170,000       Bank One Corp.                                          6,638,500
 35,000       Bear Stearns Companies, Inc. (The)                      2,052,400
  1,661       Berkshire Hathaway, Inc. - Class A*                     4,194,025
 29,000       Fairfax Financial Holdings Ltd.*                        2,986,875
111,500       Mony Group, Inc.                                        3,854,555
    827       Pargesa Holding SA                                      1,634,466
500,000       Providian Financial Corp.                               1,775,000
200,000       UnumProvident Corp.                                     5,302,000
168,000       Washington Mutual, Inc.                                 5,493,600
                                                                   ------------
                                                                     33,931,421
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS: 2.5%
 82,000       Guidant Corp.                                           4,083,600
                                                                   ------------
INDUSTRIALS: 11.3%
 76,000       Dun & Bradstreet Corp. (The)*                           2,682,800
 62,000       FedEx Corp.*                                            3,216,560
175,000       Republic Services, Inc. - Class A*                      3,494,750
281,000       ServiceMaster Co.                                       3,877,800
 24,318       Tyco International Ltd.                                 1,432,330
105,000       Waste Management,Inc.                                   3,350,550
                                                                   ------------
                                                                     18,054,790
                                                                   ------------
TECHNOLOGY: 13.6%
150,000       Dell Computer Corp.*                                    4,074,750
 40,000       Electronic Data Systems Corp.                           2,742,000
400,000       Enterasys Networks, Inc.*                               3,540,000
 34,000       First Data Corp.                                        2,667,300
500,000       Gateway, Inc.*                                          4,020,000
286,300       Riverstone Networks, Inc.*                              4,776,916

                                                                     21,820,966
                                                                   ------------
TELECOMMUNICATIONS: 9.7%
333,000       AT&T Corp.                                              6,040,620
 90,000       AT&T Wireless Services, Inc.*                           1,293,300
104,000       Sprint Corp.                                            2,088,320
 68,400       Telephone & Data Systems, Inc.                          6,138,900
                                                                     15,561,140
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $137,743,047)                                               143,762,604
                                                                   ------------

                                                   Schedule of Investments    41

MASTERS' SELECT VALUE FUND

PRINCIPAL
 AMOUNT                                                                 VALUE
 ------                                                                 -----
SHORT-TERM INVESTMENT: 7.3%

REPURCHASE AGREEMENT: 7.3%
$11,777,000 State Street Bank & Trust Co., 0.76%,
  12/31/01, due 01/02/02, [collateral: $12,605,000
  U.S. Treasury Notes, 5.25%, due 11/15/28,
  value $12,022,697] (proceeds $11,777,497)                        $ 11,777,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $11,777,000)                                                 11,777,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $154,238,550): 99.9%                                        160,329,604

Other Assets less Liabilities: 0.1%                                     217,995
                                                                   ------------
NET ASSETS: 100.0%                                                 $160,547,599
                                                                   ============

* Non-income producing security.
+ Bond is in default and non-income producing.


See accompanying Notes to Financial Statements.


42    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2001

                                                      Equity Fund    International Fund     Value Fund
                                                      -----------    ------------------     ----------
ASSETS
  Investments in securities, at cost                 $ 431,931,113      $ 264,134,532      $ 142,461,550
  Repurchase agreements, at cost                        22,132,000         22,038,000         11,777,000
                                                     -------------      -------------      -------------
      Total investments at cost                      $ 454,063,113      $ 286,172,532      $ 154,238,550
                                                     =============      =============      =============

  Investments in securities, at value                $ 487,527,291      $ 258,709,512      $ 148,552,604
  Repurchase agreements, at value                       22,132,000         22,038,000         11,777,000
  Cash                                                       3,838              2,856              2,271
  Receivables:
    Securities sold                                        220,409                 --                 --
    Fund shares sold                                     1,523,097          2,980,665            547,566
    Dividends and interest                                 364,883            101,149            313,096
    Foreign taxes witheld                                    8,294            161,785              3,902
  Unrealized gain on forward exchange contracts                 --             16,325                 --
  Deferred organizational costs                                 --              7,302                 --
  Prepaid expenses                                          17,442             18,718              8,120
                                                     -------------      -------------      -------------
      Total assets                                     511,797,254        284,036,312        161,204,559
                                                     -------------      -------------      -------------
LIABILITIES
  Payables:
    Securities purchased                                 1,435,586          3,929,920            193,000
    Fund shares redeemed                                   831,430            756,834            142,589
    Advisory fees                                          452,229            209,401            145,559
  Unrealized loss on forward exchange contracts                 --                 --             11,219
  Accrued expenses                                         200,564            275,535            164,593
                                                     -------------      -------------      -------------
      Total liabilities                                  2,919,809          5,171,690            656,960
                                                     -------------      -------------      -------------
NET ASSETS                                           $ 508,877,445      $ 278,864,622      $ 160,547,599
                                                     =============      =============      =============
  Number of shares issued and outstanding
    (unlimited number of shares authorized,
    $0.01 par value)                                    40,404,774         22,263,524         14,048,242
                                                     =============      =============      =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                         $       12.59      $       12.53      $       11.43
                                                     =============      =============      =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                    $ 476,870,397      $ 316,851,009      $ 155,937,335
  Accumulated net realized loss on investments .       (23,588,336)       (32,554,545)        (1,469,713)
  Net unrealized appreciation (depreciation) on:
    Investments                                         55,596,178         (5,425,020)         6,091,054
    Foreign currency                                          (794)            (6,822)           (11,077)
                                                     -------------      -------------      -------------
      Net assets                                     $ 508,877,445      $ 278,864,622      $ 160,547,599
                                                     =============      =============      =============

See accompanying Notes to Financial Statements.

                                      Statements of Assets and Liabilities    43

MASTERS' SELECT FUNDS TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2001

                                                     Equity Fund    International Fund    Value Fund
                                                     -----------    ------------------    ----------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld
      of $13,023, $452,558 and $664,
      respectively)                                  $  3,753,490      $  3,725,297      $  1,213,102
    Interest                                              613,116           915,515           458,547
                                                     ------------      ------------      ------------
      Total income                                      4,366,606         4,640,812         1,671,649
                                                     ------------      ------------      ------------
  Expenses
    Advisory fees                                       5,321,888         2,974,029         1,404,009
    Administration fees                                   159,116            89,006            41,016
    Custody fees                                           59,241           226,818            37,846
    Fund accounting fees                                   70,000            59,601            66,460
    Transfer agent fees                                   220,864            80,276            55,718
    Amortization of deferred organizational
      costs                                                19,812             7,304                --
    Registration expense                                   40,911            72,288            30,963
    Professional fees                                      71,440            61,344            34,071
    Reports to shareholders                               146,829            68,855            23,673
    Trustee fees                                           31,011            23,677            20,501
    Insurance expense                                      14,432             8,965             2,329
    Miscellaneous                                          41,000            32,102            30,154
                                                     ------------      ------------      ------------
      Total expenses                                    6,196,544         3,704,265         1,746,740
      Less: fees waived                                   (99,628)         (479,185)          (26,808)
      Less: expenses paid indirectly                       (2,404)           (1,836)           (1,457)
                                                     ------------      ------------      ------------
      Net expenses                                      6,094,512         3,223,244         1,718,475
                                                     ------------      ------------      ------------
        NET INVESTMENT INCOME (LOSS)                   (1,727,906)        1,417,568           (46,826)
                                                     ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY
  Net realized loss on:
    Investments                                       (18,748,679)      (27,621,005)       (1,238,488)
    Foreign currency transactions                         (37,106)         (847,564)         (117,390)
                                                     ------------      ------------      ------------
    Net realized loss                                 (18,785,785)      (28,468,569)       (1,355,878)
                                                     ------------      ------------      ------------
  Net unrealized appreciation (depreciation) on:
    Investments                                         8,500,439       (28,310,667)        5,211,665
    Foreign currency translations                            (200)              140            13,854
                                                     ------------      ------------      ------------
    Net unrealized appreciation (depreciation)          8,500,239       (28,310,527)        5,225,519
                                                     ------------      ------------      ------------
    Net realized and unrealized gain (loss) on
      investments and foreign currency                (10,285,546)      (56,779,096)        3,869,641
                                                     ------------      ------------      ------------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                    $(12,013,452)     $(55,361,528)     $ (3,822,815)
                                                     ============      ============      ============

See accompanying Notes to Financial Statements.

44    The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Year Ended December 31,
                                                        --------------------------------
                                                             2001               2000
                                                        -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                   $  (1,727,906)     $  (1,674,031)
  Net realized gain (loss) on investments and
    foreign currency                                      (18,785,785)        37,223,648
  Net unrealized appreciation (depreciation) on
    investments and foreign currency                        8,500,239        (22,974,422)
                                                        -------------      -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                     (12,013,452)        12,575,195
                                                        -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                       --                 --
  From net realized gain                                   (2,245,807)       (56,306,930)
                                                        -------------      -------------
      Total distributions                                  (2,245,807)       (56,306,930)
                                                        -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a)                       54,162,940         63,458,924
                                                        -------------      -------------
  TOTAL INCREASE IN NET ASSETS                             39,903,681         19,727,189

NET ASSETS
  Beginning of year                                       468,973,764        449,246,575
                                                        -------------      -------------
  END OF YEAR                                           $ 508,877,445      $ 468,973,764
                                                        =============      =============
  Accumulated net investment income                     $          --      $          --
                                                        =============      =============

(a) A summary of capital share transactions is as follows:

                                         Year Ended                    Year Ended
                                      December 31, 2001             December 31, 2000
                                 ---------------------------    --------------------------
                                   Shares          Value         Shares          Value
                                   ------          -----         ------          -----
Shares sold                      9,611,254    $ 119,912,126     5,868,297    $ 86,487,875
Shares issued in reinvestment
  of distribution                  181,122        2,209,630     4,483,147      55,311,327
Shares redeemed*                (5,516,086)     (67,958,816)   (5,460,704)    (78,340,278)
                                 ---------    -------------     ---------    ------------
Net increase                     4,276,290    $  54,162,940     4,890,740    $ 63,458,924
                                 =========    =============     =========    ============

* Net of redemption fee proceeds of $69,288 and $27,399, respectively.

See accompanying Notes to Financial Statements.

                                       Statements of Changes in Net Assets    45

MASTERS' SELECT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended December 31,
                                                            --------------------------------
                                                                 2001               2000
                                                            -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                                     $   1,417,568      $   1,267,424
  Net realized gain (loss) on investments and
    foreign currency                                          (28,468,569)        38,593,662
  Net unrealized depreciation on investments and
    foreign currency                                          (28,310,527)       (58,890,950)
                                                            -------------      -------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                         (55,361,528)       (19,029,864)
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                     (600,517)          (724,030)
  From net realized gain                                               --        (36,981,527)
  Return of capital                                              (118,695)                --
                                                            -------------      -------------
    Total distributions                                          (719,212)       (37,705,557)
                                                            -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
    outstanding shares (a)                                     59,180,642        113,142,718
                                                            -------------      -------------
    TOTAL INCREASE IN NET ASSETS                                3,099,902         56,407,297

NET ASSETS
  Beginning of year                                           275,764,720        219,357,423
                                                            -------------      -------------
  END OF YEAR                                               $ 278,864,622      $ 275,764,720
                                                            =============      =============
  Accumulated net investment income                         $          --      $          --
                                                            =============      =============

(a) A summary of capital share transactions is as follows:

                                        Year Ended                       Year Ended
                                     December 31, 2001                December 31, 2000
                                ---------------------------     ---------------------------
                                  Shares          Value           Shares          Value
                                ----------    -------------     ----------    -------------
Shares sold                     10,413,061    $ 137,830,749      9,999,721    $ 190,895,315
Shares issued in reinvestment
  of distribution                   57,134          703,049      2,449,922       36,969,605
Shares redeemed*                (6,214,543)     (79,353,156)    (6,188,577)    (114,722,202)
                                ----------    -------------     ----------    -------------
Net increase                     4,255,652    $  59,180,642      6,261,066    $ 113,142,718
                                ==========    =============     -=========    =============

* Net of redemption fee proceeds of $317,854 and $86,537, respectively.

See accompanying Notes to Financial Statements.

46    The Masters' Select Funds

MASTERS' SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  June 30, 2000*
                                                               Year Ended           through
                                                           December 31, 2001    December 31, 2000
                                                           -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                               $     (46,826)       $      14,233
  Net realized gain (loss) on investments and
    foreign currency                                            (1,355,878)             222,433
  Net unrealized appreciation on investments and
    foreign currency                                             5,225,519              854,458
                                                             -------------        -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         3,822,815            1,091,124
                                                             -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                       (11,493)                  --
  From net realized gain                                          (355,973)                  --
                                                             -------------        -------------
    Total distributions                                           (367,466)                  --
                                                             -------------        -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
    outstanding shares (a)                                     100,679,431           55,321,695
                                                             -------------        -------------
    TOTAL INCREASE IN NET ASSETS                               104,134,780           56,412,819

NET ASSETS
  Beginning of period                                           56,412,819                   --
                                                             -------------        -------------
  END OF PERIOD                                              $ 160,547,599        $  56,412,819
                                                             =============        =============
  Accumulated net investment income                          $          --        $          --
                                                             =============        =============

(a) A summary of capital share transactions is as follows:

                                                                     June 30, 2000*
                                         Year Ended                     through
                                     December 31, 2001             December 31, 2000
                                ---------------------------    -------------------------
                                  Shares          Value          Shares         Value
                                ----------    -------------    ---------    ------------
Shares sold                     10,761,964    $ 124,009,448    5,524,320    $ 56,609,175
Shares issued in reinvestment
  of distribution                   32,595          364,085           --              --
Shares redeemed**               (2,144,801)     (23,694,102)    (125,836)     (1,287,480)
                                ----------    -------------    ---------    ------------
Net increase                     8,649,758    $ 100,679,431    5,398,484    $ 55,321,695
                                ==========    =============    =========    ============

 * Commencement of operations.
** Net of redemption fee proceeds of $109,527 and $5,748, respectively.

See accompanying Notes to Financial Statements.

                                        Statement of Changes in Net Assets    47

MASTERS' SELECT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

                                                                         Year Ended December 31,
                                                   ---------------------------------------------------------------------
                                                     2001           2000           1999           1998            1997**
                                                   --------       --------       --------       --------        --------
Net asset value, beginning of year                 $  12.98       $  14.38       $  13.57       $  11.84        $  10.00
                                                   --------       --------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        (0.04)         (0.05)         (0.01)          0.03            0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency               (0.29)          0.42           3.52           1.73            2.90
                                                   --------       --------       --------       --------        --------
  Total from investment operations                    (0.33)          0.37           3.51           1.76            2.93
                                                   --------       --------       --------       --------        --------
LESS DISTRIBUTIONS:
  From net investment income                             --             --          (0.02)         (0.02)          (0.03)
  From net realized gain                              (0.06)         (1.77)         (2.68)         (0.01)          (1.06)
                                                   --------       --------       --------       --------        --------
  Total distributions                                 (0.06)         (1.77)         (2.70)         (0.03)          (1.09)
                                                   --------       --------       --------       --------        --------
REDEMPTION FEE PROCEEDS++                                --^            --^            --^           N/A             N/A
                                                   --------       --------       --------       --------        --------

NET ASSET VALUE, END OF YEAR                       $  12.59       $  12.98       $  14.38       $  13.57        $  11.84
                                                   ========       ========       ========       ========        ========

Total return                                          (2.55)%         3.17%         26.45%         14.90%          29.11%
                                                   --------       --------       --------       --------        --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                 $  508.9       $  469.0       $  449.2       $  405.5        $  296.9
                                                   --------       --------       --------       --------        --------
  Ratio of total expenses to average net assets:
    Before fees waived                                 1.28%          1.26%          1.28%          1.38%           1.47%
                                                   --------       --------       --------       --------        --------
    After fees waived                                  1.26%          1.24%          1.26%          1.38%           1.47%
                                                   --------       --------       --------       --------        --------
  Ratio of net investment income (loss)
    to average net assets:                            (0.36)%        (0.35)%        (0.12)%         0.30%           0.12%
                                                   --------       --------       --------       --------        --------
  Portfolio turnover rate                             94.98%        129.70%        116.42%        135.41%         145.11%
                                                   --------       --------       --------       --------        --------

**   Commenced operations on December 31, 1996.
 ^   Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

48    The Masters' Select Fund

MASTERS' SELECT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS


For a capital share outstanding throughout each period

                                                             Year Ended December 31,                  Period Ended**
                                              -----------------------------------------------------    December 31,
                                                2001           2000           1999           1998           1997
                                              --------       --------       --------       --------       --------
Net asset value, beginning of period          $  15.31       $  18.67       $  10.95       $   9.88       $  10.00
                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.06           0.07             --^          0.08             --
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.83)         (1.04)          8.13           1.08          (0.12)
                                              --------       --------       --------       --------       --------
  Total from investment operations               (2.77)         (0.97)          8.13           1.16          (0.12)
                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income                     (0.03)         (0.05)         (0.03)         (0.09)            --
  From net realized gain                            --          (2.34)         (0.38)            --             --
  Return of capital                                 --^            --             --             --             --
                                              --------       --------       --------       --------       --------
  Total distributions                            (0.03)         (2.39)         (0.41)         (0.09)            --
                                              --------       --------       --------       --------       --------
REDEMPTION FEE PROCEEDS++                         0.02             --^            --^           N/A            N/A
                                              --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                $  12.53       $  15.31       $  18.67       $  10.95       $   9.88
                                              ========       ========       ========       ========       ========

Total return                                    (17.94)%        (5.01)%        75.01%         11.74%         (1.20)%+
                                              --------       --------       --------       --------       --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)        $  278.9       $  275.8       $  219.4       $   95.2       $   45.9
                                              --------       --------       --------       --------       --------
  Ratio of total expenses to average
    net assets:
    Before fees waived                            1.37%          1.34%          1.41%          1.63%          1.83%*
                                              --------       --------       --------       --------       --------
    After fees waived                             1.19%          1.18%          1.29%          1.55%          1.83%*
                                              --------       --------       --------       --------       --------
  Ratio of net investment income to
    average net assets:                           0.52%          0.47%          0.01%          0.87%          0.42%*
                                              --------       --------       --------       --------       --------
  Portfolio turnover rate                       174.19%        149.25%        100.00%         73.59%          0.00%+
                                              --------       --------       --------       --------       --------

*    Annualized.
+    Not Annualized.
**   Commenced operations on December 1, 1997.
^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

                                                      Financial Highlights    49

MASTERS' SELECT VALUE FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                              Year Ended         Period Ended**
                                          December 31, 2001    December 31, 2000
                                          -----------------    -----------------
Net asset value, beginning of period           $ 10.45             $ 10.00
                                               -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            --^                0.01
  Net realized and unrealized gain on
    investments and foreign currency              1.00                0.44
                                               -------             -------
  Total from investment operations                1.00                0.45
                                               -------             -------
LESS DISTRIBUTIONS:
  From net investment income                       --^                  --
  From net realized gain                         (0.03)                 --
                                               -------             -------
  Total distributions                            (0.03)                 --
                                               -------             -------
REDEMPTION FEE PROCEEDS                           0.01                 --^
                                               -------             -------
NET ASSET VALUE, END OF PERIOD                 $ 11.43             $ 10.45
                                               =======             =======

Total return                                      9.64%               4.50%+
                                               -------             -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)         $ 160.5             $  56.4
                                               -------             -------
  Ratio of total expenses to average
    net assets:
    Before fees waived                            1.37%               1.75%*
                                               -------             -------
    After fees waived                             1.35%               1.70%*
                                               -------             -------
  Ratio of net investment income (loss)
    to average net assets:                       (0.04)%              0.07%*
                                               -------             -------
  Portfolio turnover rate                        32.67%              17.05%+
                                               -------             -------

*    Annualized.
+    Not Annualized.
**   Commenced operations on June 30, 2000.
^    Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

50    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate series: the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

                                             Notes to Financial Statements    51

MASTERS' SELECT FUNDS TRUST

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

F. SECURITY TRANSACTIONS, DIVIDEND AND INTEREST INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

52    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

G. REPURCHASE AGREEMENTS. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of Equity and International Funds' shares were borne by them and are being amortized to expense on a straight-line basis over a period of five years.

I. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. OTHER. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees. For the year ended December 31, 2001, these credits totaled $2,404, $1,836 and $1,457 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive 0.02% of its fee applicable to the Masters' Select Equity Fund, 0.17% of its fee from January 1, 2001 through September 30, 2001 and 0.1925% of its fee from October 1, 2001 through December 31, 2001 applicable to the Masters' Select International Fund and 0.02% of its fee applicable to the Masters' Select Value Fund through December 31, 2001. Additionally, the Advisor has voluntarily agreed to cap expenses of the Masters' Select Value fund at 1.70%. While under certain circumstances the Advisor has the right to seek recoupment of expenses it has reimbursed to the Fund, the Advisor has agreed not to seek recoupment of management fees waived.

                                             Notes to Financial Statements    53

MASTERS' SELECT FUNDS TRUST

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"), formerly Investment Company Administration L.L.C. Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the year ended December 31, 2001 of $0, $38,025 and $43,153 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2001, excluding short-term investments, were as follows:

FUND                         PURCHASES                   SALES
----                         ---------                   -----
Equity                     $481,435,770              $442,580,922
International               496,203,525               428,136,134
Value                       130,202,848                36,844,616

54    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of December 31, 2001, the components of net assets on a tax basis were as follows:

                                          EQUITY FUND     INTERNATIONAL FUND     VALUE FUND
                                          -----------     ------------------     ----------
Cost of investments for tax purposes     $ 458,731,386      $ 286,755,452      $ 154,328,566
                                         =============      =============      =============

Gross tax unrealized appreciation        $  93,727,570      $  19,646,400      $  19,180,423
Gross tax unrealized depreciation          (42,799,665)       (25,654,340)       (13,179,385)
                                         -------------      -------------      -------------
Net tax unrealized appreciation
  (depreciation) on investments             50,927,905         (6,007,940)         6,001,038
Net tax appreciation (depreciation)
  on derivatives and foreign-
  currency denominated assets
  and liabilities                                 (794)           (22,932)               142
                                         -------------      -------------      -------------
Net tax unrealized appreciation
  (depreciation)                         $  50,927,111      $  (6,030,872)     $   6,001,180
                                         =============      =============      =============
Capital loss carryforward,
  expiring in 2009                       $ (18,920,063)     $ (30,251,926)     $    (658,549)
                                         =============      =============      =============

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                          ORDINARY     ORDINARY      LONG-TERM       LONG-TERM
                           INCOME       INCOME     CAPITAL GAINS   CAPITAL GAINS
                           TOTAL      PER SHARE        TOTAL         PER SHARE
                           -----      ---------        -----         ---------
Equity Fund                     --         --        $2,245,807         $0.06
International Fund      $  600,517      $0.03                --            --
Value Fund                 367,466       0.03                --            --

At December 31, 2001, the Masters' Select International Fund had deferred capital losses occurring subsequent to October 31, 2001, of $2,534,328. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

                                             Notes to Financial Statements    55

MASTERS' SELECT FUNDS TRUST

At December 31, 2001, the Masters' Select Value Fund had deferred currency and capital losses occurring subsequent to October 31, 2001, of $112,922 and $619,445, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

NOTE 6 - OFF-BALANCE SHEET RISK

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2001, the Funds had the following forward contract outstanding:

MASTERS' SELECT INTERNATIONAL FUND

                                    IN EXCHANGE     SETTLEMENT     UNREALIZED
CONTRACT TO BUY                         FOR            DATE           GAIN
---------------                         ---            ----           ----
1,132,745 Euro                    U.S. $1,000,893   1/04/2002       $  7,420
1,098,887 Euro                            971,416   1/04/2002          6,758
  623,447 British Pound Sterling          904,432   1/03/2002          1,932
  733,323 Singapore Dollar                396,927   1/04/2002            215
                                                                    --------
Net unrealized gain on forward contracts                            $ 16,325
                                                                    --------
MASTERS' SELECT VALUE FUND

                                    IN EXCHANGE    SETTLEMENT      UNREALIZED
CONTRACT TO SELL                        FOR           DATE         GAIN (LOSS)
----------------                        ---           ----         -----------
5,228,586 Swiss Franc             U.S. $3,145,771   6/13/2002       $  (6,010)
4,350,999 Euro                          3,863,252   1/16/2002          (7,251)
  511,000 Euro                            460,692   1/16/2002           6,124
  426,639 Euro                            375,442   1/16/2002          (4,082)
                                                                    ---------
Net unrealized loss on forward contracts                            $ (11,219)
                                                                    ---------

56    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

NOTE 7 - LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. At December 31, 2001, the Trust has no outstanding borrowings.

                                             Notes to Financial Statements    57

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Masters' Select Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Masters' Select Equity Fund, Masters' Select International Fund and Masters' Select Value Fund, each a series of Masters' Select Funds Trust (the "Funds"), at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and financial highlights for Masters' Select Equity Fund and Masters' Select International Fund for each of the three years in the period then ended and the financial highlights for Masters' Select Value Fund for the year then ended and for the period from June 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for the Masters' Select Equity Fund and Masters' Select International Fund for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
February 1, 2002

58    The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-656-8864.

                          POSITION(S)     TERM OF OFFICE       PRINCIPAL OCCUPATION(S)        OTHER
NAME, ADDRESS,            HELD            AND LENGTH OF        DURING THE                     DIRECTORSHIPS
AND AGE                   WITH TRUST      TIME SERVED          PAST 5 YEARS                   HELD BY TRUSTEE
-------                   ----------      -----------          ------------                   ---------------
George Battle (58)        Trustee         Term: Open ended     Senior Fellow, The Aspen       Director of
C/O Masters Select                        Time Served:         Institute since, June,1995.    Ask Jeeves;
Funds                                     5 years              Chief Executive Officer,       Peoplesoft,
4 Orinda Way                                                   Ask Jeeves (since              Inc.; Barra,
Suite 230D                                                     December 2000)                 Inc.; and
Orinda, CA 94556                                                                              Fair, Isaac.

Frederick August          Trustee         Term: Open ended     Senior Vice President,
Eigenbrod, Jr.                            Time Served:         Consulting Services -
PhD (61)                                  5 years              Silicon Valley, Right
C/O Masters Select                                             Associates (industrial
Funds                                                          psychologists).
4 Orinda Way
Suite 230D
Orinda, CA 94556

Kenneth E.                President and   Term: Open ended     President of the Advisor;
Gregory* (44)             Trustee         Time Served:         President of Litman/Gregory
4 Orinda Way                              5 years              Research Inc. (publishers)
Suite 230D                                                     and Litman/Gregory
Orinda, CA 94556                                               Asset Management, LLC
                                                               (investment advisors).

Craig A.                  Secretary and   Term: Open ended     Treasurer and Secretary
Litman* (55)              Trustee         Time Served:         of the Advisor; Vice
100 Larkspur                              5 years              President and Secretary
Landing Circle                                                 of Litman/Gregory
Suite 204                                                      Research Inc.; Chairman
Larkspur, CA 94939                                             of Litman/Gregory
                                                               Asset Management, LLC.

Taylor M. Welz (42)       Trustee         Term: Open ended     Partner, Bowman &
Bowman &                                  Time Served:         Company, LLP
Company LLP                               5 years              (certified public
2431 W. March Lane                                             accountants).
Stockton, CA 95207

John Coughlan (45)        Treasurer       Term: Open ended     Chief Operating Officer,
4 Orinda Way                              Time Served:         Litman/Gregory Fund
Suite 230D                                5 years              Advisors, LLC and Chief
Orinda, CA 94556                                               Financial Officer of
                                                               Litman/Gregory Asset
                                                               Management LLC since 1996;

*Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                                                 The Masters' Select Funds    59

ADVISOR:

              Litman/Gregory Fund Advisors, LLC Orinda, CA 94563

DISTRIBUTOR:

              Quasar Distributors, LLC 615 E. Michigan St., 3rd
              Floor Milwaukee, WI 53202

TRANSFER AGENT:

              NFDS
              P.O. Box 219922
              Kansas City, MO 64121-9922
              1-800-960-0188

              For Overnight Delivery: Masters' Select Funds
              C/O NFDS
              330 W. 9th Street Kansas City, MO 64105

INVESTMENT PROFESSIONALS:

              Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

PROSPECTUS:

              To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

SHAREHOLDER INQUIRIES:

              To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m.
              eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:

              For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:

                    FUND             SYMBOL          CUSIP         FUND NUMBER
                    ----             ------          -----         -----------
                  Equity Fund        MSEFX         576417109           305
              International Fund     MSILX         576417208           306
                  Value Fund         MSVFX         576417406           307

WEBSITE:

              WWW.MASTERSSELECTFUNDS.COM